UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03101

CALVERT MANAGEMENT SERIES

(Exact Name of Registrant as Specified in Charter)

2050 M Street NW, Washington, DC 20036

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2023

Date of Reporting Period

Item 1. Reports to Stockholders

Calvert
Floating-Rate Advantage Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2023
Calvert
Floating-Rate Advantage Fund

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
Amid global concerns about inflation, rising interest rates, and the Russia-Ukraine war, senior loans displayed their value as a portfolio diversifier by outperforming most U.S. fixed-income asset classes during the 12-month period ended September 30, 2023.
With senior loans among the few asset classes to benefit from rising interest rates, the Morningstar® LSTA® US Leveraged Loan IndexSM (the Index), a broad measure of the asset class, returned 13.05% during the period. Senior loans generally outperformed investment-grade corporate bonds, corporate high yield bonds, municipal bonds, and U.S. government bonds.
As the period began in October 2022, the U.S. Federal Reserve’s (the Fed’s) ongoing campaign of interest rate hikes was generally viewed as a positive environment for floating-rate loans, and the asset class rallied during the closing months of 2022.
The senior loan rally continued into 2023, with the Index returning 2.73% in January -- its best monthly performance since May 2020 -- and posting positive performance in February 2023 as well. But in mid-March, the unexpected collapse of Silicon Valley Bank and Signature Bank triggered fears of contagion in the banking sector and put a damper on asset performance across capital markets. As a result, the Index return was virtually flat in March 2023.
Senior loans rallied again in April 2023, but gave back some of those gains in May amid ongoing recession concerns. During the final four months of the period, senior loans rallied once more as recession fears receded. In the rising-rate environment, coupon interest accounted for nearly three-quarters of the Index’s performance in 2023 through September.
Asset class technical factors were generally supportive throughout the period, contributing to the overall performance of senior loans. For example, new-issue supply of loans was limited during the period, which supported floating-rate prices in secondary markets.
While significant outflows from retail loan funds weighed on overall investor demand into June 2023, retail funds returned to net inflows during the final three months of the period. In addition, new capital formation in structured products provided a tailwind for the asset class and reflected continued institutional interest in senior loans during the period.
While issuer fundamentals deteriorated for the period as a whole, they improved notably during the period’s final quarter. The trailing 12-month default rate rose from 0.90% at the beginning of the period to 1.71% as of June 30, 2023, and then declined to 1.27% at period-end -- less than half of the market’s long-term average of about 2.70%. Despite the rising default rate, loan prices improved from $92.16 at the start of the period to $95.96 at period-end.
For the period as a whole, BBB-, BB-, B-, CCC- and D-rated (defaulted) loans within the Index returned 9.73%, 11.36%, 14.31%, 12.46%, and -32.39%, respectively.
Fund Performance
For the 12-month period ended September 30, 2023, Calvert Floating-Rate Advantage Fund (the Fund) returned 13.01% for Class A shares at net asset value (NAV), performing approximately in line with its benchmark, the Index, which returned 13.05%.
The Index is unmanaged and returns do not reflect the effect of any applicable sales charges, commissions, expenses, or leverage.
The Fund’s use of investment leverage contributed to performance versus the Index -- which does not use leverage -- during the period. The use of leverage has the effect of achieving additional exposure to the loan market, magnifying exposure to the Fund’s underlying investments in both up and down markets.
During this period of strong performance by the senior loan market, leverage amplified the price appreciation and interest income of loans in the Fund’s underlying portfolio, contributing to the Fund’s performance versus the Index.
Loan selections in the health care equipment & services, chemicals, diversified telecommunication services, and entertainment industries also contributed to the Fund’s performance relative to the Index during the period, as did an overweight position in the software industry.
An underweight position in CCC-rated loans, which underperformed the Index, helped returns versus the Index during the period as well.
In contrast, detractors from the Fund’s performance relative to the Index during the period included loan selections in the media and information technology services industries. The Fund’s out-of-Index exposure to fixed-rate corporate bonds, which generally underperformed senior loans during the period, also detracted from relative returns.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Performance

Portfolio Manager(s) Catherine C. McDermott and Andrew N. Sveen, CFA each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/10/2017	10/10/2017	13.01%	3.00%	3.06%
Class A with 3.25% Maximum Sales Charge	—	—	9.32	2.34	2.48
Class I at NAV	10/10/2017	10/10/2017	13.29	3.23	3.29
Class R6 at NAV	10/10/2017	10/10/2017	13.29	3.25	3.28

Morningstar ® LSTA® US Leveraged Loan IndexSM	—	—	13.05%	4.46%	4.56%

% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
Gross	2.54%	2.29%	2.18%
Net	2.32	2.07	2.07

% Total Leverage[4]
Borrowings	18.01%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	10/10/2017	$1,213,289	N.A.
Class R6, at minimum investment	$5,000,000	10/10/2017	$6,064,888	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Fund Profile

Credit Quality (% of bond and loan holdings)[1]
Top 10 Sectors (% of total investments)[2]
Software	17.7%
Machinery	6.9
Health Care Providers & Services	4.5
Capital Markets	4.5
Chemicals	4.1
Professional Services	3.7
IT Services	3.6
Trading Companies & Distributors	3.6
Insurance	3.5
Health Care Technology	2.8
Total	54.9%

Footnotes:
[1]	Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.
[2]	Excludes cash and cash equivalents.
4

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Morningstar® LSTA® US Leveraged Loan IndexSM is an unmanaged index of the institutional leveraged loan market. Morningstar® LSTA® Leveraged Loan indices are a product of Morningstar, Inc. (“Morningstar”) and have been licensed for use. Morningstar® is a registered trademark of Morningstar licensed for certain use. Loan Syndications and Trading Association® and LSTA® are trademarks of the LSTA licensed for certain use by Morningstar, and further sublicensed by Morningstar for certain use. Neither Morningstar nor LSTA guarantees the accuracy and/or completeness of the Morningstar® LSTA® US Leveraged Loan IndexSM or any data included therein, and shall have no liability for any errors, omissions, or interruptions therein. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’s inception, as applicable.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
[4]	Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater volatility of NAV. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its borrowings and may be required to reduce its borrowings at an inopportune time.
Fund profile subject to change due to active management.

5

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,060.60	$15.03 **	2.91%
Class I	$1,000.00	$1,062.00	$13.75 **	2.66%
Class R6	$1,000.00	$1,062.00	$13.80 **	2.67%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,010.48	$14.67 **	2.91%
Class I	$1,000.00	$1,011.73	$13.41 **	2.66%
Class R6	$1,000.00	$1,011.68	$13.46 **	2.67%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
6

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Schedule of Investments

Common Stocks — 0.5%

Security	Shares	Value
Commercial Services & Supplies — 0.1%
Phoenix Services International, LLC(1)(2)	9,617	$ 96,170
Phoenix Services International, LLC(1)(2)	877	8,769
		$ 104,939
Containers & Packaging — 0.1%
LG Parent Holding Co.(1)(2)	6,015	$ 45,714
		$ 45,714
Entertainment — 0.0%(3)
New Cineworld, Ltd.(1)(2)	1,348	$ 31,903
		$ 31,903
Financial Services — 0.0%(3)
Aegletes B.V. (1)(2)	1,076	$ 2,596
		$ 2,596
Household Durables — 0.3%
Serta Simmons Bedding, Inc.(2)	15,129	$ 224,098
Serta SSB Equipment Co.(1)(2)(4)	15,129	0
		$ 224,098
Professional Services — 0.0%(3)
Skillsoft Corp.(1)	5,981	$ 5,302
		$ 5,302
Total Common Stocks (identified cost $453,794)		$ 414,552

Corporate Bonds — 8.3%

Security	Principal Amount (000's omitted)	Value
Air Transport — 0.5%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:
5.50%, 4/20/26(5)	$229	$ 224,023
5.75%, 4/20/29(5)	200	186,175
		$ 410,198
Automotive — 0.1%
Clarios Global, L.P., 6.75%, 5/15/25(5)	$22	$ 21,857
Clarios Global, L.P./Clarios U.S. Finance Co., 6.25%, 5/15/26(5)	22	21,551
		$ 43,408
Building and Development — 1.6%
American Builders & Contractors Supply Co., Inc., 4.00%, 1/15/28(5)	$1,025	$ 909,733
Security	Principal Amount (000's omitted)	Value
Building and Development (continued)
Cushman & Wakefield US Borrower, LLC, 6.75%, 5/15/28(5)	$315	$ 290,967
Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer, 5.875%, 10/1/28(5)	100	91,479
		$ 1,292,179
Business Equipment and Services — 0.2%
Corelogic, Inc., 4.50%, 5/1/28(5)	$75	$ 57,014
Garda World Security Corp., 4.625%, 2/15/27(5)	75	68,703
Prime Security Services Borrower, LLC/Prime Finance, Inc., 5.75%, 4/15/26(5)	75	72,842
		$ 198,559
Cable and Satellite Television — 0.1%
Virgin Media Secured Finance PLC, 4.50%, 8/15/30(5)	$75	$ 62,053
		$ 62,053
Chemicals and Plastics — 0.1%
Olympus Water US Holding Corp., 4.25%, 10/1/28(5)	$125	$ 102,034
		$ 102,034
Commercial Services & Supplies — 0.2%
Neptune Bidco US, Inc., 9.29%, 4/15/29(5)	$200	$ 181,327
		$ 181,327
Containers and Glass Products — 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 4.00%, 10/15/27(5)	$75	$ 66,645
		$ 66,645
Cosmetics/Toiletries — 0.1%
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(5)	$55	$ 50,208
		$ 50,208
Drugs — 0.6%
Jazz Securities DAC, 4.375%, 1/15/29(5)	$550	$ 479,973
		$ 479,973
Ecological Services and Equipment — 0.8%
GFL Environmental, Inc., 4.25%, 6/1/25(5)	$75	$ 72,152
Madison IAQ, LLC, 4.125%, 6/30/28(5)	650	561,705
		$ 633,857
Electronics/Electrical — 0.5%
Imola Merger Corp., 4.75%, 5/15/29(5)	$300	$ 263,216
LogMeIn, Inc., 5.50%, 9/1/27(5)	275	153,254
		$ 416,470

7
See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
Financial Intermediaries — 0.7%
AG Issuer, LLC, 6.25%, 3/1/28(5)	$225	$ 210,367
AG TTMT Escrow Issuer, LLC, 8.625%, 9/30/27(5)	50	50,351
NFP Corp.:
4.875%, 8/15/28(5)	95	83,741
7.50%, 10/1/30(5)	50	48,083
8.50%, 10/1/31(5)	150	150,387
		$ 542,929
Health Care — 0.3%
Mozart Debt Merger Sub, Inc., 3.875%, 4/1/29(5)	$325	$ 275,052
		$ 275,052
Industrial Equipment — 0.2%
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc., 4.375%, 10/15/28(5)	$150	$ 130,312
Vertical US Newco, Inc., 5.25%, 7/15/27(5)	50	45,883
		$ 176,195
Leisure Goods/Activities/Movies — 0.0%(3)
Six Flags Theme Parks, Inc., 7.00%, 7/1/25(5)	$13	$ 12,979
		$ 12,979
Media — 0.0%(3)
iHeartCommunications, Inc.:
4.75%, 1/15/28(5)	$25	$ 19,152
5.25%, 8/15/27(5)	25	19,851
		$ 39,003
Radio and Television — 0.3%
Univision Communications, Inc.:
4.50%, 5/1/29(5)	$150	$ 122,296
7.375%, 6/30/30(5)	125	114,391
		$ 236,687
Retailers (Except Food and Drug) — 0.0%(3)
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(5)	$25	$ 21,916
		$ 21,916
Technology — 0.6%
Boxer Parent Co., Inc., 7.125%, 10/2/25(5)	$50	$ 49,811
Central Parent, Inc./Central Merger Sub, Inc., 7.25%, 6/15/29(5)	200	194,083
Clarivate Science Holdings Corp., 3.875%, 7/1/28(5)	200	173,377
Cloud Software Group, Inc., 9.00%, 9/30/29(5)	125	108,798
		$ 526,069
Security	Principal Amount (000's omitted)	Value
Technology Hardware, Storage & Peripherals — 0.2%
NCR Atleos Escrow Corp., 9.50%, 4/1/29(5)	$125	$ 121,029
		$ 121,029
Telecommunications — 1.1%
Level 3 Financing, Inc., 3.875%, 11/15/29(5)	$875	$ 807,202
Vmed O2 UK Financing I PLC, 4.25%, 1/31/31(5)	125	99,660
		$ 906,862
Total Corporate Bonds (identified cost $7,434,236)		$ 6,795,632

Exchange-Traded Funds — 1.2%

Security	Shares	Value
Equity Funds — 1.2%
SPDR Blackstone Senior Loan ETF	22,750	$ 953,907
Total Exchange-Traded Funds (identified cost $1,045,348)		$ 953,907

Senior Floating Rate Loans — 108.7%(6)

Borrower/Description	Principal Amount (000's omitted)	Value
Aerospace and Defense — 2.0%
Dynasty Acquisition Co., Inc.:
Term Loan, 9.316%, (SOFR + 4.00%), 8/24/28	$547	$ 546,956
Term Loan, 9.316%, (SOFR + 4.00%), 8/24/28	235	234,410
WP CPP Holdings, LLC, Term Loan, 9.27%, (SOFR + 3.75%), 4/30/25	920	868,564
		$ 1,649,930
Airlines — 1.2%
American Airlines, Inc., Term Loan, 10.338%, (SOFR + 4.75%), 4/20/28	$926	$ 955,717
		$ 955,717
Auto Components — 1.0%
Clarios Global, L.P., Term Loan, 9.066%, (SOFR + 3.75%), 5/6/30	$375	$ 375,047
DexKo GlobaL, Inc., Term Loan, 9.402%, (SOFR + 3.75%), 10/4/28	173	168,470
LTI Holdings, Inc., Term Loan, 8.931%, (SOFR + 3.50%), 9/6/25	241	235,440
		$ 778,957

8
See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Automobiles — 0.5%
MajorDrive Holdings IV, LLC, Term Loan, 9.318%, (SOFR + 4.00%), 6/1/28	$397	$ 394,007
		$ 394,007
Beverages — 0.4%
Triton Water Holdings, Inc., Term Loan, 8.902%, (SOFR + 3.25%), 3/31/28	$367	$ 359,902
		$ 359,902
Biotechnology — 0.6%
Alltech, Inc., Term Loan, 9.431%, (SOFR + 4.00%), 10/13/28	$491	$ 477,741
		$ 477,741
Building Products — 1.6%
CPG International, Inc., Term Loan, 7.916%, (SOFR + 2.50%), 4/28/29	$198	$ 198,000
Ingersoll-Rand Services Company, Term Loan, 7.166%, (SOFR + 1.75%), 3/1/27	19	18,602
LHS Borrower, LLC, Term Loan, 10.06%, (SOFR + 4.75%), 2/16/29	146	134,227
MI Windows and Doors, LLC, Term Loan, 8.916%, (SOFR + 3.50%), 12/18/27	777	778,906
Standard Industries, Inc., Term Loan, 7.938%, (SOFR + 2.50%), 9/22/28	218	218,277
		$ 1,348,012
Capital Markets — 5.5%
Advisor Group, Inc., Term Loan, 9.816%, (SOFR + 4.50%), 8/17/28	$559	$ 559,480
AllSpring Buyer LLC, Term Loan, 8.65%, (SOFR + 3.25%), 11/1/28	262	259,516
Aretec Group, Inc.:
Term Loan, 9.666%, (SOFR + 4.25%), 10/1/25	479	479,359
Term Loan, 9.916%, (SOFR + 4.50%), 8/9/30	150	148,840
Brookfield Property REIT, Inc., Term Loan, 7.916%, (SOFR + 2.50%), 8/27/25	187	185,587
Clipper Acquisitions Corp., Term Loan, 7.192%, (SOFR + 1.75%), 3/3/28	219	218,187
Edelman Financial Center, LLC, Term Loan, 8.931%, (SOFR + 3.50%), 4/7/28	587	581,478
FinCo I, LLC, Term Loan, 8.369%, (SOFR + 3.00%), 6/27/29	224	224,858
Focus Financial Partners, LLC:
Term Loan, 7.818%, (SOFR + 2.50%), 6/30/28	171	170,691
Term Loan, 8.568%, (SOFR + 3.25%), 6/30/28	243	243,445
HighTower Holdings LLC, Term Loan, 9.612%, (SOFR + 4.00%), 4/21/28	491	490,000
Mariner Wealth Advisors, LLC, Term Loan, 8.901%, (SOFR + 3.25%), 8/18/28	589	584,827
Borrower/Description	Principal Amount (000's omitted)	Value
Capital Markets (continued)
Victory Capital Holdings, Inc.:
Term Loan, 7.619%, (SOFR + 2.25%), 7/1/26	$243	$ 243,343
Term Loan, 7.619%, (SOFR + 2.25%), 12/29/28	93	92,783
		$ 4,482,394
Chemicals — 5.0%
Aruba Investments, Inc., Term Loan, 9.416%, (SOFR + 4.00%), 11/24/27	$249	$ 245,312
Axalta Coating Systems U.S. Holdings, Inc., Term Loan, 7.90%, (SOFR + 2.50%), 12/20/29	276	276,902
CPC Acquisition Corp., Term Loan, 9.402%, (SOFR + 3.75%), 12/29/27	326	270,587
Groupe Solmax, Inc., Term Loan, 10.112%, (SOFR + 4.75%), 5/29/28(7)	392	368,135
Messer Industries GmbH, Term Loan, 8.152%, (SOFR + 2.50%), 3/2/26	372	372,172
Momentive Performance Materials, Inc., Term Loan, 9.816%, (SOFR + 4.50%), 3/29/28	648	632,337
Olympus Water US Holding Corp., Term Loan, 9.402%, (SOFR + 3.75%), 11/9/28	491	485,787
Rohm Holding GmbH, Term Loan, 10.881%, (SOFR + 5.00%), 7/31/26	236	221,953
Starfruit Finco B.V., Term Loan, 8.427%, (SOFR + 3.00%), 10/1/25	226	225,886
W.R. Grace & Co. Conn., Term Loan, 9.402%, (SOFR + 3.75%), 9/22/28	1,007	1,004,041
		$ 4,103,112
Commercial Services & Supplies — 2.0%
GFL Environmental, Inc., Term Loan, 7.824%, (SOFR + 2.50%), 5/31/27	$397	$ 396,740
LABL, Inc., Term Loan, 10.416%, (SOFR + 5.00%), 10/29/28	148	147,233
Phoenix Services International, LLC, Term Loan, 11.416%, (SOFR + 6.10%), 6/30/28	115	107,677
Prime Security Services Borrower, LLC, Term Loan, 8.192%, (SOFR + 2.75%), 9/23/26	346	346,100
Tempo Acquisition LLC, Term Loan, 8.066%, (SOFR + 3.00%), 8/31/28	679	679,925
		$ 1,677,675
Communications Equipment — 0.2%
Ciena Corp., Term Loan, 7.825%, (SOFR + 2.50%), 1/18/30	$124	$ 124,764
		$ 124,764
Construction & Engineering — 1.5%
Aegion Corporation, Term Loan, 10.181%, (SOFR + 4.75%), 5/17/28	$368	$ 366,460
American Residential Services, LLC, Term Loan, 9.152%, (SOFR + 3.50%), 10/15/27	733	732,124

9
See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Construction & Engineering (continued)
Northstar Group Services, Inc., Term Loan, 10.931%, (SOFR + 5.50%), 11/12/26	$139	$ 139,939
		$ 1,238,523
Containers & Packaging — 1.1%
Clydesdale Acquisition Holdings, Inc, Term Loan, 9.591%, (SOFR + 4.18%), 4/13/29	$123	$ 121,913
Pregis TopCo Corporation, Term Loan, 9.066%, (SOFR + 3.75%), 7/31/26	388	388,433
Pretium PKG Holdings, Inc., Term Loan, 9.509%, (SOFR + 4.00%), 10/2/28(7)	123	75,898
Proampac PG Borrower, LLC, Term Loan, 9.305%, (SOFR + 3.75%), 11/3/25	342	340,178
		$ 926,422
Distributors — 0.9%
Autokiniton US Holdings, Inc., Term Loan, 9.931%, (SOFR + 4.50%), 4/6/28	$733	$ 719,379
		$ 719,379
Diversified Consumer Services — 1.3%
Ascend Learning, LLC, Term Loan, 8.916%, (SOFR + 3.50%), 12/11/28	$638	$ 609,887
KUEHG Corp., Term Loan, 10.39%, (SOFR + 5.00%), 6/12/30	250	250,750
Sotheby's, Term Loan, 10.07%, (SOFR + 4.50%), 1/15/27	210	205,034
		$ 1,065,671
Diversified Telecommunication Services — 0.9%
Level 3 Financing, Inc., Term Loan, 7.181%, (SOFR + 1.75%), 3/1/27	$340	$ 321,721
Telenet Financing USD, LLC, Term Loan, 7.447%, (SOFR + 2.00%), 4/30/28	75	73,187
Virgin Media Bristol, LLC, Term Loan, 8.697%, (SOFR + 3.25%), 1/31/29	325	318,170
		$ 713,078
Electronic Equipment, Instruments & Components — 0.8%
Creation Technologies, Inc., Term Loan, 10/5/28(8)	$225	$ 213,750
II-VI Incorporated, Term Loan, 8.181%, (SOFR + 2.75%), 7/2/29	206	205,813
Robertshaw US Holding Corp.:
Term Loan, 12.49%, (SOFR + 7.00%), 2/28/27	207	181,419
Term Loan, 13.49%, (SOFR + 8.00%), 8.49% cash, 5.00% PIK, 2/28/27	49	49,584
		$ 650,566
Entertainment — 0.2%
Crown Finance U.S., Inc., Term Loan, 14.381%, (SOFR + 8.50%), 7/31/28	$29	$ 29,944
Borrower/Description	Principal Amount (000's omitted)	Value
Entertainment (continued)
Renaissance Holding Corp., Term Loan, 10.066%, (SOFR + 4.75%), 4/5/30	$175	$ 173,870
		$ 203,814
Financial Services — 0.9%
GTCR W Merger Sub LLC, Term Loan, 9/20/30(8)	$525	$ 525,206
NCR Atleos LLC, Term Loan, 3/27/29(8)	225	216,984
		$ 742,190
Food & Staples Retailing — 0.1%
US Foods, Inc., Term Loan, 7.431%, (SOFR + 2.00%), 9/13/26	$112	$ 112,160
		$ 112,160
Food Products — 2.0%
Froneri International, Ltd., Term Loan, 1/29/27(8)	$600	$ 596,761
Monogram Food Solutions, LLC, Term Loan, 9.431%, (SOFR + 4.00%), 8/28/28	98	96,899
Nomad Foods US LLC, Term Loan, 8.469%, (SOFR + 3.00%), 11/12/29	225	224,951
Sovos Brands Intermediate, Inc., Term Loan, 9.131%, (SOFR + 3.50%), 6/8/28	690	691,216
		$ 1,609,827
Health Care Equipment & Supplies — 3.2%
Artivion, Inc., Term Loan, 8.931%, (SOFR + 3.50%), 6/1/27	$532	$ 518,354
Bayou Intermediate II, LLC, Term Loan, 9.966%, (SOFR + 4.50%), 8/2/28	344	335,278
Gloves Buyer, Inc., Term Loan, 9.431%, (SOFR + 4.00%), 12/29/27	660	641,785
Journey Personal Care Corp., Term Loan, 9.981%, (6 mo. USD LIBOR + 4.25%), 3/1/28	489	461,563
Medline Borrower, L.P., Term Loan, 8.681%, (SOFR + 3.25%), 10/23/28	665	664,044
		$ 2,621,024
Health Care Providers & Services — 5.6%
AEA International Holdings (Lux) S.a.r.l., Term Loan, 9.402%, (SOFR + 3.75%), 9/7/28	$737	$ 735,493
Cano Health LLC, Term Loan, 9.416%, (SOFR + 4.00%), 11/23/27	636	414,588
CCRR Parent, Inc., Term Loan, 9.181%, (SOFR + 3.75%), 3/6/28	490	468,514
Ensemble RCM, LLC, Term Loan, 9.219%, (SOFR + 3.75%), 8/3/26	609	610,393
Envision Healthcare Corporation, Term Loan, 0.00%, 3/31/27(9)	395	91,701
Midwest Physician Administrative Services, LLC, Term Loan, 8.902%, (SOFR + 3.25%), 3/12/28	294	276,982

10
See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Health Care Providers & Services (continued)
Option Care Health, Inc., Term Loan, 8.181%, (SOFR + 2.75%), 10/27/28	$592	$ 593,786
Select Medical Corp., Term Loan, 8.316%, (SOFR + 3.00%), 3/6/27	820	820,663
TTF Holdings, LLC, Term Loan, 9.431%, (SOFR + 4.00%), 3/31/28	543	543,857
		$ 4,555,977
Health Care Technology — 3.4%
Imprivata, Inc., Term Loan, 9.181%, (SOFR + 3.75%), 12/1/27	$317	$ 317,271
MedAssets Software Intermediate Holdings, Inc.:
Term Loan, 9.431%, (SOFR + 4.00%), 12/18/28	222	180,624
Term Loan, 12.068%, (SOFR + 6.75%), 12/17/29	150	97,031
Navicure, Inc., Term Loan, 9.431%, (SOFR + 4.00%), 10/22/26	947	949,125
Project Ruby Ultimate Parent Corp., Term Loan, 8.681%, (SOFR + 3.25%), 3/10/28	390	385,710
Symplr Software, Inc., Term Loan, 9.969%, (SOFR + 4.50%), 12/22/27	366	328,797
Verscend Holding Corp., Term Loan, 9.431%, (SOFR + 4.00%), 8/27/25	552	553,119
		$ 2,811,677
Hotels, Restaurants & Leisure — 1.8%
ClubCorp Holdings, Inc., Term Loan, 8.181%, (1 mo. USD LIBOR + 2.75%), 9/18/24	$437	$ 431,150
IRB Holding Corp., Term Loan, 8.416%, (SOFR + 3.00%), 12/15/27	318	316,800
Playa Resorts Holding B.V., Term Loan, 9.581%, (SOFR + 4.25%), 1/5/29	523	523,680
SMG US Midco 2, Inc., Term Loan, 8.131%, (SOFR + 2.50%), 1/23/25	236	236,562
		$ 1,508,192
Household Durables — 0.8%
ACProducts, Inc., Term Loan, 9.902%, (SOFR + 4.25%), 5/17/28	$293	$ 243,251
Hunter Douglas, Inc., Term Loan, 8.891%, (SOFR + 3.50%), 2/26/29	49	48,323
Libbey Glass, Inc., Term Loan, 11.924%, (SOFR + 6.50%), 11/22/27	349	332,819
		$ 624,393
Household Products — 0.9%
Kronos Acquisition Holdings, Inc.:
Term Loan, 9.402%, (SOFR + 3.75%), 12/22/26	$439	$ 437,330
Term Loan, 11.567%, (SOFR + 6.00%), 12/22/26	98	98,373
Borrower/Description	Principal Amount (000's omitted)	Value
Household Products (continued)
Serta Simmons Bedding, LLC, Term Loan, 12.90%, (SOFR + 7.50%), 6/29/28	$223	$ 223,269
		$ 758,972
Insurance — 4.3%
Alliant Holdings Intermediate, LLC:
Term Loan, 8.831%, (SOFR + 3.50%), 11/5/27	$117	$ 116,644
Term Loan, 8.931%, (1 mo. USD LIBOR + 3.50%), 11/5/27	491	490,949
AmWINS Group, Inc.:
Term Loan, 7.681%, (SOFR + 2.25%), 2/19/28	486	483,673
Term Loan, 8.181%, (SOFR + 2.75%), 2/19/28	124	124,195
AssuredPartners, Inc., Term Loan, 8.931%, (SOFR + 3.50%), 2/12/27	654	653,535
HUB International Limited, Term Loan, 9.584%, (SOFR + 4.25%), 6/20/30	396	397,212
NFP Corp., Term Loan, 8.681%, (SOFR + 3.25%), 2/16/27	336	332,658
Ryan Specialty Group, LLC, Term Loan, 8.416%, (SOFR + 3.00%), 9/1/27	494	494,978
USI, Inc., Term Loan, 9.14%, (SOFR + 3.75%), 11/22/29	427	427,176
		$ 3,521,020
Interactive Media & Services — 1.7%
Adevinta ASA, Term Loan, 8.322%, (SOFR + 2.75%), 6/26/28	$644	$ 644,997
Foundational Education Group, Inc., Term Loan, 9.881%, (SOFR + 4.25%), 8/31/28	393	373,350
Getty Images, Inc., Term Loan, 9.99%, (SOFR + 4.50%), 2/19/26	392	392,960
		$ 1,411,307
IT Services — 4.4%
Asurion, LLC:
Term Loan, 8.681%, (SOFR + 3.25%), 12/23/26	$729	$ 717,168
Term Loan, 8.681%, (SOFR + 3.25%), 7/31/27	39	37,979
Term Loan, 10.681%, (SOFR + 5.25%), 1/31/28	550	495,344
Cyxtera DC Holdings, Inc.:
Term Loan, 0.00%, 5/1/24(9)	971	570,957
Term Loan, 13.942%, (SOFR + 8.61%), 12/7/23	169	170,136
Gainwell Acquisition Corp., Term Loan, 9.40%, (SOFR + 4.00%), 10/1/27	623	608,937
Informatica, LLC, Term Loan, 8.181%, (SOFR + 2.75%), 10/27/28	542	541,157
Rackspace Technology Global, Inc., Term Loan, 8.194%, (SOFR + 2.75%), 2/15/28	390	179,815
Sedgwick Claims Management Services, Inc., Term Loan, 9.066%, (SOFR + 3.75%), 2/24/28	299	298,921
		$ 3,620,414

11
See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Leisure Products — 0.7%
Hayward Industries, Inc., Term Loan, 8.181%, (SOFR + 2.75%), 5/30/28	$611	$ 606,929
		$ 606,929
Life Sciences Tools & Services — 2.4%
Catalent Pharma Solutions, Inc., Term Loan, 7.438%, (SOFR + 2.00%), 2/22/28	$399	$ 391,446
Curia Global, Inc., Term Loan, 9.219%, (SOFR + 3.75%), 8/30/26	822	684,583
Packaging Coordinators Midco, Inc., Term Loan, 9.152%, (SOFR + 3.50%), 11/30/27	660	657,943
Star Parent, Inc., Term Loan, 9/19/30(8)	250	244,760
		$ 1,978,732
Machinery — 8.5%
AI Aqua Merger Sub, Inc., Term Loan, 9.084%, (SOFR + 3.75%), 7/31/28	$494	$ 489,430
Alliance Laundry Systems, LLC, Term Loan, 8.901%, (SOFR + 3.50%), 10/8/27	546	546,266
American Trailer World Corp., Term Loan, 9.068%, (SOFR + 3.75%), 3/3/28	236	227,189
Apex Tool Group, LLC, Term Loan, 10.674%, (SOFR + 5.25%), 2/8/29	312	286,541
Conair Holdings, LLC, Term Loan, 9.402%, (SOFR + 3.75%), 5/17/28	490	469,787
CPM Holdings, Inc., Term Loan, 9.90%, (SOFR + 4.50%), 9/28/28	589	587,859
EMRLD Borrower LP, Term Loan, 8.316%, (SOFR + 3.00%), 5/31/30	200	199,969
Engineered Machinery Holdings, Inc., Term Loan, 9.152%, (SOFR + 3.50%), 5/19/28	587	585,197
Filtration Group Corporation, Term Loan, 8.931%, (SOFR + 3.50%), 10/21/28	299	298,520
Gates Global, LLC, Term Loan, 7.816%, (SOFR + 2.50%), 3/31/27	835	833,773
Icebox Holdco III, Inc., Term Loan, 9.402%, (SOFR + 3.75%), 12/22/28	492	489,938
Madison IAQ, LLC, Term Loan, 8.689%, (SOFR + 3.25%), 6/21/28	880	866,376
SPX Flow, Inc., Term Loan, 9.916%, (SOFR + 4.50%), 4/5/29	283	283,099
Titan Acquisition Limited, Term Loan, 8.652%, (3 mo. USD LIBOR + 3.00%), 3/28/25	283	281,397
Vertical US Newco, Inc., Term Loan, 8.98%, (SOFR + 3.50%), 7/30/27	499	498,230
		$ 6,943,571
Media — 2.2%
iHeartCommunications, Inc., Term Loan, 8.431%, (SOFR + 3.00%), 5/1/26	$377	$ 339,820
Borrower/Description	Principal Amount (000's omitted)	Value
Media (continued)
Outfront Media Capital, LLC, Term Loan, 7.066%, (SOFR + 1.75%), 11/18/26	$75	$ 74,543
Recorded Books, Inc., Term Loan, 9.316%, (SOFR + 4.00%), 8/29/25	287	287,545
Sinclair Television Group, Inc.:
Term Loan, 7.931%, (SOFR + 2.50%), 9/30/26	580	505,455
Term Loan, 8.431%, (SOFR + 3.00%), 4/1/28	489	348,769
Univision Communications, Inc., Term Loan, 8.681%, (SOFR + 3.25%), 3/15/26	225	224,610
		$ 1,780,742
Metals/Mining — 1.0%
Arsenal AIC Parent, LLC, Term Loan, 9.879%, (SOFR + 4.50%), 8/18/30	$525	$ 524,869
WireCo WorldGroup, Inc., Term Loan, 9.695%, (SOFR + 4.25%), 11/13/28	289	289,421
		$ 814,290
Pharmaceuticals — 0.7%
Elanco Animal Health Incorporated, Term Loan, 7.18%, (SOFR + 1.75%), 8/1/27	$135	$ 132,642
Horizon Therapeutics USA, Inc., Term Loan, 7.184%, (SOFR + 1.75%), 3/15/28	244	243,841
Jazz Financing Lux S.a.r.l., Term Loan, 8.931%, (SOFR + 3.50%), 5/5/28	220	220,350
		$ 596,833
Professional Services — 4.6%
AlixPartners, LLP, Term Loan, 8.181%, (SOFR + 2.75%), 2/4/28	$399	$ 399,171
Camelot U.S. Acquisition, LLC, Term Loan, 8.431%, (SOFR + 3.00%), 10/30/26	641	641,660
CoreLogic, Inc., Term Loan, 8.931%, (SOFR + 3.50%), 6/2/28	463	428,868
Deerfield Dakota Holding, LLC, Term Loan, 9.14%, (SOFR + 3.75%), 4/9/27	363	355,254
EAB Global, Inc., Term Loan, 8/16/28(8)	400	397,875
Employbridge LLC, Term Loan, 10.259%, (SOFR + 4.75%), 7/19/28	392	354,699
Neptune Bidco U.S., Inc., Term Loan, 10.399%, (SOFR + 5.00%), 4/11/29	299	270,020
Rockwood Service Corporation, Term Loan, 9.431%, (SOFR + 4.00%), 1/23/27	308	309,394
Trans Union, LLC:
Term Loan, 7.166%, (SOFR + 1.75%), 11/16/26	63	63,248
Term Loan, 7.681%, (SOFR + 2.25%), 12/1/28	305	304,809
Vaco Holdings, LLC, Term Loan, 1/21/29(8)	250	241,146
		$ 3,766,144

12
See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Real Estate Management & Development — 0.5%
Cushman & Wakefield U.S. Borrower, LLC:
Term Loan, 8.181%, (SOFR + 2.75%), 8/21/25	$13	$ 12,669
Term Loan, 9.316%, (SOFR + 4.00%), 1/31/30	110	109,373
RE/MAX International, Inc., Term Loan, 7.931%, (SOFR + 2.50%), 7/21/28	269	262,764
		$ 384,806
Road & Rail — 1.6%
Avis Budget Car Rental, LLC, Term Loan, 7.181%, (SOFR + 1.75%), 8/6/27	$505	$ 504,049
First Student Bidco, Inc.:
Term Loan, 9.386%, (SOFR + 4.00%), 7/21/28	280	276,513
Term Loan, 9.386%, (SOFR + 4.00%), 7/21/28	20	19,273
Uber Technologies, Inc., Term Loan, 8.159%, (SOFR + 2.75%), 3/3/30	498	497,991
		$ 1,297,826
Semiconductors & Semiconductor Equipment — 0.9%
Altar Bidco, Inc., Term Loan, 8.142%, (SOFR + 3.10%), 2/1/29(7)	$271	$ 271,053
Bright Bidco B.V., Term Loan, 14.37%, (SOFR + 9.00%), 6.37% cash, 8.00% PIK, 10/31/27	33	13,557
MaxLinear, Inc., Term Loan, 7.681%, (SOFR + 2.25%), 6/23/28	54	53,304
Ultra Clean Holdings, Inc., Term Loan, 9.181%, (SOFR + 3.75%), 8/27/25	426	427,276
		$ 765,190
Software — 21.7%
Applied Systems, Inc., Term Loan, 9.89%, (SOFR + 4.50%), 9/18/26	$1,186	$ 1,190,982
AppLovin Corp., Term Loan, 8.416%, (SOFR + 3.10%), 8/14/30	379	378,470
Aptean, Inc.:
Term Loan, 9.568%, (SOFR + 4.25%), 4/23/26	405	403,567
Term Loan, 12.416%, (SOFR + 7.00%), 4/23/27	300	280,125
Astra Acquisition Corp.:
Term Loan, 10.902%, (SOFR + 5.25%), 10/25/28	223	167,948
Term Loan, 14.527%, (SOFR + 8.88%), 10/25/29	350	207,325
Banff Merger Sub, Inc., Term Loan, 9.181%, (SOFR + 3.75%), 10/2/25	639	639,507
Cast and Crew Payroll, LLC, Term Loan, 8.931%, (SOFR + 3.50%), 2/9/26	390	389,349
CDK Global, Inc., Term Loan, 9.64%, (SOFR + 4.25%), 7/6/29	397	397,538
CentralSquare Technologies, LLC, Term Loan, 9.29%, (SOFR + 3.75%), 8/29/25	440	418,001
Cloud Software Group, Inc., Term Loan, 9.99%, (SOFR + 4.50%), 9/29/28(7)	349	335,564
Cloudera, Inc.:
Term Loan, 9.166%, (SOFR + 3.75%), 10/8/28	193	190,517
Borrower/Description	Principal Amount (000's omitted)	Value
Software (continued)
Cloudera, Inc.: (continued)
Term Loan, 11.416%, (SOFR + 6.00%), 10/8/29	$150	$ 143,000
Constant Contact, Inc., Term Loan, 9.561%, (SOFR + 4.00%), 2/10/28	442	429,795
Cornerstone OnDemand, Inc., Term Loan, 9.181%, (SOFR + 3.75%), 10/16/28	271	258,347
Delta TopCo, Inc., Term Loan, 9.069%, (SOFR + 3.75%), 12/1/27	674	668,549
E2open, LLC, Term Loan, 8.931%, (SOFR + 3.50%), 2/4/28	538	537,927
ECI Macola Max Holdings, LLC, Term Loan, 9.402%, (SOFR + 3.75%), 11/9/27	801	800,412
Epicor Software Corporation, Term Loan, 8.681%, (SOFR + 3.25%), 7/30/27	1,071	1,071,211
Fiserv Investment Solutions, Inc., Term Loan, 9.383%, (SOFR + 4.00%), 2/18/27	339	319,436
GoTo Group, Inc., Term Loan, 10.269%, (SOFR + 4.75%), 8/31/27	560	375,421
Greeneden U.S. Holdings II, LLC, Term Loan, 9.431%, (SOFR + 4.00%), 12/1/27	684	685,224
Imperva, Inc., Term Loan, 9.627%, (SOFR + 4.00%), 1/12/26	561	562,996
Magenta Buyer, LLC, Term Loan, 13.881%, (SOFR + 8.25%), 7/27/29	375	174,375
Marcel LUX IV S.a.r.l., Term Loan, 8.665%, (SOFR + 3.25%), 3/15/26	660	658,755
Open Text Corp., Term Loan, 8.166%, (SOFR + 2.75%), 1/31/30	273	273,193
Proofpoint, Inc., Term Loan, 8.681%, (SOFR + 3.25%), 8/31/28	933	926,699
Quartz AcquireCo LLC, Term Loan, 8.818%, (SOFR + 3.50%), 6/28/30	150	150,000
Quest Software US Holdings, Inc., Term Loan, 9.769%, (SOFR + 4.25%), 2/1/29	693	579,645
Realpage, Inc., Term Loan, 8.431%, (SOFR + 3.00%), 4/24/28	1,029	1,018,567
Red Planet Borrower, LLC, Term Loan, 9.166%, (SOFR + 3.75%), 10/2/28	490	469,787
Redstone Holdco 2 L.P., Term Loan, 10.184%, (SOFR + 4.75%), 4/27/28	306	262,959
Skillsoft Corporation, Term Loan, 10.698%, (SOFR + 5.25%), 7/14/28	220	208,287
Sophia, L.P., Term Loan, 8.916%, (SOFR + 3.50%), 10/7/27	1,144	1,143,042
Turing Midco LLC, Term Loan, 7.931%, (SOFR + 2.50%), 3/24/28	187	186,401
Veritas US, Inc., Term Loan, 10.431%, (SOFR + 5.00%), 9/1/25	216	187,537
Vision Solutions, Inc., Term Loan, 9.863%, (SOFR + 4.00%), 4/24/28	438	426,483
VS Buyer, LLC, Term Loan, 8.568%, (SOFR + 3.25%), 2/28/27	295	294,005
		$ 17,810,946

13
See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Schedule of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Specialty Retail — 3.0%
Belron Finance US LLC, Term Loan, 8.057%, (SOFR + 2.43%), 4/13/28	$122	$ 121,818
Hoya Midco, LLC, Term Loan, 8.619%, (SOFR + 3.25%), 2/3/29	109	109,547
Les Schwab Tire Centers, Term Loan, 8.692%, (SOFR + 3.25%), 11/2/27	973	970,498
Mattress Firm, Inc., Term Loan, 9.95%, (6 mo. USD LIBOR + 4.25%), 9/25/28	533	529,748
PetSmart, Inc., Term Loan, 9.166%, (SOFR + 3.75%), 2/11/28	735	734,005
		$ 2,465,616
Technology Hardware, Storage & Peripherals — 0.1%
NCR Corporation, Term Loan, 7.931%, (SOFR + 2.50%), 8/28/26	$117	$ 117,333
		$ 117,333
Trading Companies & Distributors — 4.4%
Avolon TLB Borrower 1 (US) LLC, Term Loan, 7.825%, (SOFR + 2.50%), 6/22/28	$698	$ 699,166
Avolon TLB Borrower 1 (US), LLC, Term Loan, 7.675%, (SOFR + 2.25%), 12/1/27	195	194,719
Core & Main L.P., Term Loan, 7.845%, (SOFR + 2.50%), 7/27/28(7)	245	245,337
Electro Rent Corporation, Term Loan, 11.002%, (SOFR + 5.50%), 11/1/24	584	565,343
Park River Holdings, Inc., Term Loan, 8.522%, (6 mo. USD LIBOR + 3.25%), 12/28/27	589	570,560
Spin Holdco, Inc., Term Loan, 9.664%, (SOFR + 4.00%), 3/4/28	653	566,710
SRS Distribution, Inc.:
Term Loan, 8.916%, (SOFR + 3.50%), 6/2/28	99	97,700
Term Loan, 8.931%, (SOFR + 3.50%), 6/2/28	491	487,237
Windsor Holdings III, LLC, Term Loan, 9.83%, (SOFR + 4.50%), 8/1/30	175	174,417
		$ 3,601,189
Transportation Infrastructure — 0.3%
Brown Group Holding, LLC, Term Loan, 8.068%, (SOFR + 2.75%), 6/7/28	$209	$ 207,491
		$ 207,491
Wireless Telecommunication Services — 0.3%
Digicel International Finance Limited, Term Loan, 9.146%, (6 mo. USD LIBOR + 3.25%), 5/28/24	$235	$ 213,294
		$ 213,294
Total Senior Floating Rate Loans (identified cost $92,129,719)		$ 89,117,749

Short-Term Investments — 4.2%

Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(10)	3,403,736	$ 3,403,736
Total Short-Term Investments (identified cost $3,403,736)		$ 3,403,736
Total Investments — 122.9% (identified cost $104,466,833)		$100,685,576

Note Payable — (22.0)%	$ (18,000,000)

Other Assets, Less Liabilities — (0.9)%	$ (743,399)
Net Assets — 100.0%	$ 81,942,177

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.
(3)	Amount is less than 0.05%.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(5)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2023, the aggregate value of these securities is $6,795,632 or 8.3% of the Fund's net assets.
(6)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) (or the London Interbank Offered Rate (“LIBOR”) for those loans whose rates reset prior to the discontinuance of LIBOR on June 30, 2023) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(7)	The stated interest rate represents the weighted average interest rate at September 30, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(8)	This Senior Loan will settle after September 30, 2023, at which time the interest rate will be determined.

14
See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Schedule of Investments — continued

(9)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.
(10)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.

Abbreviations:
LIBOR	– London Interbank Offered Rate
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate

Currency Abbreviations:
USD	– United States Dollar
15
See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $101,063,097)	$ 97,281,840
Investments in securities of affiliated issuers, at value (identified cost $3,403,736)	3,403,736
Cash	2,194,263
Receivable for investments sold	1,008,592
Receivable for capital shares sold	156,560
Interest receivable	519,411
Dividends receivable - affiliated	18,816
Receivable from affiliates	9,084
Trustees' deferred compensation plan	3,057
Prepaid upfront fees on note payable	14,010
Prepaid expenses	3,032
Total assets	$104,612,401
Liabilities
Payable for investments purchased	$ 4,175,679
Payable for capital shares redeemed	149,910
Distributions payable	12,978
Payable to affiliates:
Investment advisory fee	39,656
Administrative fee	8,150
Distribution and service fees	1,777
Sub-transfer agency fee	831
Trustees' deferred compensation plan	3,057
Accrued expenses	278,186
Note payable	18,000,000
Total liabilities	$ 22,670,224
Net Assets	$ 81,942,177
Sources of Net Assets
Paid-in capital	$ 91,541,134
Accumulated loss	(9,598,957)
Net Assets	$ 81,942,177
Class A Shares
Net Assets	$ 8,656,374
Shares Outstanding	969,290
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.93
Maximum Offering Price Per Share (100 ÷ 96.75 of net asset value per share)	$ 9.23
Class I Shares
Net Assets	$ 44,555,575
Shares Outstanding	4,995,506
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.92
Class R6 Shares
Net Assets	$ 28,730,228
Shares Outstanding	3,221,483
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 8.92

On sales of $100,000 or more, the offering price of Class A shares is reduced.
16
See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Statement of Operations

Year Ended
September 30, 2023
Investment Income
Dividend income	$ 72,573
Dividend income - affiliated issuers	151,241
Interest and other income	9,363,924
Total investment income	$ 9,587,738
Expenses
Investment advisory fee	$ 526,667
Administrative fee	102,282
Distribution and service fees:
Class A	20,041
Trustees' fees and expenses	7,332
Custodian fees	12,678
Transfer agency fees and expenses	51,777
Accounting fees	22,311
Professional fees	76,011
Registration fees	49,738
Reports to shareholders	9,477
Interest expense and fees	1,500,753
Miscellaneous	16,798
Total expenses	$ 2,395,865
Waiver and/or reimbursement of expenses by affiliates	$ (199,050)
Net expenses	$ 2,196,815
Net investment income	$ 7,390,923
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (2,165,411)
Net realized loss	$ (2,165,411)
Change in unrealized appreciation (depreciation):
Investment securities	$ 5,480,573
Net change in unrealized appreciation (depreciation)	$ 5,480,573
Net realized and unrealized gain	$ 3,315,162
Net increase in net assets from operations	$10,706,085
17
See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Statements of Changes in Net Assets

	Year Ended September 30,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 7,390,923	$ 5,814,676
Net realized loss	(2,165,411)	(1,639,510)
Net change in unrealized appreciation (depreciation)	5,480,573	(10,320,975)
Net increase (decrease) in net assets from operations	$ 10,706,085	$ (6,145,809)
Distributions to shareholders:
Class A	$ (680,985)	$ (285,377)
Class I	(4,088,165)	(3,337,803)
Class R6	(2,637,291)	(2,200,776)
Total distributions to shareholders	$ (7,406,441)	$ (5,823,956)
Capital share transactions:
Class A	$ 540,287	$ 5,087,298
Class I	(12,413,278)	(2,512,223)
Class R6	(4,691,045)	(20,870,037)
Net decrease in net assets from capital share transactions	$(16,564,036)	$ (18,294,962)
Net decrease in net assets	$(13,264,392)	$ (30,264,727)
Net Assets
At beginning of year	$ 95,206,569	$125,471,296
At end of year	$ 81,942,177	$ 95,206,569
18
See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Statement of Cash Flows

Year Ended
September 30, 2023
Cash Flows From Operating Activities
Net increase in net assets from operations	$ 10,706,085
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(10,729,125)
Investments sold and principal repayments	38,948,890
Decrease in short-term investments, net	218,527
Net amortization/accretion of premium (discount)	(264,680)
Amortization of prepaid upfront fees on note payable	29,528
Decrease in interest receivable	1,946
Increase in dividends receivable - affiliated	(10,992)
Decrease in receivable from affiliate	27,147
Decrease in prepaid expenses	4,706
Increase in Trustees' deferred compensation plan	(792)
Decrease in payable to affiliate for investment advisory fee	(12,258)
Decrease in payable to affiliate for administrative fee	(1,883)
Increase in payable to affiliate for distribution and services fees	139
Increase in payable to affiliate for sub-transfer agency fee	465
Increase in payable to affiliate for Trustees' deferred compensation plan	792
Increase in accrued expenses	94,149
Decrease in unfunded loan commitments	(118,224)
Net change in unrealized (appreciation) depreciation on investments	(5,480,573)
Net realized loss from investments	2,165,411
Net cash provided by operating activities	$ 35,579,258
Cash Flows From Financing Activities
Cash distributions paid to shareholders	$ (171,522)
Proceeds from capital shares sold	18,252,044
Capital shares redeemed	(42,041,944)
Prepaid upfront fees on note payable	(30,000)
Proceeds from note payable	10,000,000
Repayments of note payable	(22,000,000)
Net cash used in financing activities	$(35,991,422)
Net decrease in cash	$ (412,164)
Cash at beginning of year	$ 2,606,427
Cash at end of year	$ 2,194,263
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$ 7,232,151
Cash paid for interest and fees on borrowings	$ 1,399,278
19
See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Financial Highlights

	Class A
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 8.60	$ 9.51	$ 9.23	$ 9.73	$ 9.97
Income (Loss) From Operations
Net investment income(1)	$ 0.75	$ 0.43	$ 0.35	$ 0.39	$ 0.47
Net realized and unrealized gain (loss)	0.33	(0.93)	0.29	(0.50)	(0.24)
Total income (loss) from operations	$ 1.08	$ (0.50)	$ 0.64	$ (0.11)	$ 0.23
Less Distributions
From net investment income	$ (0.75)	$ (0.41)	$ (0.36)	$ (0.39)	$ (0.47)
Total distributions	$ (0.75)	$ (0.41)	$ (0.36)	$ (0.39)	$ (0.47)
Net asset value — End of year	$ 8.93	$ 8.60	$ 9.51	$ 9.23	$ 9.73
Total Return(2)	13.01%	(5.37)%	6.99%	(1.05)%	2.42%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 8,656	$7,809	$3,453	$2,329	$3,286
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	3.08%	1.95%	1.51%	1.83%	2.29%
Net expenses(4)	2.81% (5)	1.73% (5)	1.32%	1.53%	1.98%
Net investment income	8.47%	4.72%	3.73%	4.20%	4.86%
Portfolio Turnover	14%	30%	37%	32%	44%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense and fees and other borrowing costs of 1.76%, 0.70%, 0.31%, 0.54% and 0.96% for the years ended September 30, 2023, 2022, 2021, 2020 and 2019, respectively.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022, respectively).
20
See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 8.59	$ 9.50	$ 9.22	$ 9.73	$ 9.97
Income (Loss) From Operations
Net investment income(1)	$ 0.76	$ 0.43	$ 0.37	$ 0.40	$ 0.49
Net realized and unrealized gain (loss)	0.34	(0.90)	0.29	(0.50)	(0.23)
Total income (loss) from operations	$ 1.10	$ (0.47)	$ 0.66	$ (0.10)	$ 0.26
Less Distributions
From net investment income	$ (0.77)	$ (0.44)	$ (0.38)	$ (0.41)	$ (0.50)
Total distributions	$ (0.77)	$ (0.44)	$ (0.38)	$ (0.41)	$ (0.50)
Net asset value — End of year	$ 8.92	$ 8.59	$ 9.50	$ 9.22	$ 9.73
Total Return(2)	13.29%	(5.14)%	7.25%	(0.83)%	2.57%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$44,556	$55,164	$64,676	$26,958	$14,749
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	2.81%	1.58%	1.26%	1.50%	2.02%
Net expenses(4)	2.55% (5)	1.36% (5)	1.07%	1.21%	1.70%
Net investment income	8.68%	4.69%	3.94%	4.34%	5.05%
Portfolio Turnover	14%	30%	37%	32%	44%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense and fees and other borrowing costs of 1.75%, 0.58%, 0.31%, 0.47% and 0.93% for the years ended September 30, 2023, 2022, 2021, 2020 and 2019, respectively.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022, respectively).
21
See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Financial Highlights — continued

	Class R6
	Year Ended September 30,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 8.59	$ 9.50	$ 9.22	$ 9.72	$ 9.96
Income (Loss) From Operations
Net investment income(1)	$ 0.77	$ 0.42	$ 0.38	$ 0.41	$ 0.50
Net realized and unrealized gain (loss)	0.33	(0.89)	0.28	(0.50)	(0.24)
Total income (loss) from operations	$ 1.10	$ (0.47)	$ 0.66	$ (0.09)	$ 0.26
Less Distributions
From net investment income	$ (0.77)	$ (0.44)	$ (0.38)	$ (0.41)	$ (0.50)
Total distributions	$ (0.77)	$ (0.44)	$ (0.38)	$ (0.41)	$ (0.50)
Net asset value — End of year	$ 8.92	$ 8.59	$ 9.50	$ 9.22	$ 9.72
Total Return(2)	13.29%	(5.15)%	7.26%	(0.83)%	2.67%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$28,730	$32,233	$57,343	$43,899	$32,011
Ratios (as a percentage of average daily net assets):(3)
Total expenses(4)	2.74%	1.43%	1.19%	1.44%	1.99%
Net expenses(4)	2.56% (5)	1.32% (5)	1.08%	1.23%	1.72%
Net investment income	8.72%	4.59%	3.99%	4.40%	5.08%
Portfolio Turnover	14%	30%	37%	32%	44%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes interest expense and fees and other borrowing costs of 1.76%, 0.54%, 0.32%, 0.49% and 0.95% for the years ended September 30, 2023, 2022, 2021, 2020 and 2019, respectively.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.01% and less than 0.005% of average daily net assets for the years ended September 30, 2023 and 2022, respectively).
22
See Notes to Financial Statements.

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Floating-Rate Advantage Fund (the Fund) is a diversified series of Calvert Management Series (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to provide a high level of current income. The Fund invests primarily in senior floating-rate loans of domestic and foreign borrowers.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.75% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Senior Floating-Rate Loans. Interests in senior floating-rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities,
23

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Notes to Financial Statements — continued

quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks	$ 5,302	$ 409,250	$ 0	$ 414,552
Corporate Bonds	—	6,795,632	—	6,795,632
Exchange-Traded Funds	953,907	—	—	953,907
Senior Floating-Rate Loans	—	89,117,749	—	89,117,749
Short-Term Investments	3,403,736	—	—	3,403,736
Total Investments	$4,362,945	$96,322,631	$ 0	$100,685,576

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2023 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. The Fund may earn certain fees in connection with its investments in senior floating-rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
C  Share Class Accounting— Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Senior Floating Rate Loans— The Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of such payments by the lender from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is issuing the participation interest.
E  Unfunded Loan Commitments— The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. The commitments, if any, are disclosed in the accompanying Schedule of Investments.
F  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
G  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund declares income distributions daily to shareholders of record at the time of declaration and generally pays them monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax
24

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Notes to Financial Statements — continued

regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
H  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
J  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
K  When-Issued Securities and Delayed Delivery Transactions— The Fund may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Such security purchases are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at an annual rate as a percentage of the Fund’s average daily gross assets as follows and is payable monthly:
Average Daily Gross Assets	Annual Fee Rate
Up to and including $1 billion	0.480%
In excess of $1 billion	0.430%
Gross assets of the Fund are calculated by deducting all liabilities of the Fund except the principal amount of any indebtedness for money borrowed by the Fund. For the year ended September 30, 2023, the investment advisory fee amounted to $526,667 or 0.62% of the Fund’s average daily net assets.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended September 30, 2023, the investment advisory fee paid was reduced by $5,092 relating to the Fund’s investment in the Liquidity Fund.
CRM has agreed to reimburse certain of the Fund’s operating expenses (excluding investment advisory, administrative and distribution and service fees) in excess of 0.06% annually for each of Class A, Class I and Class R6 of such class's average daily net assets. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2024. For the year ended September 30, 2023, CRM waived or reimbursed expenses of $193,958.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2023, CRM was paid administrative fees of $102,282.
25

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Notes to Financial Statements — continued

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2023 amounted to $20,041 for Class A shares.
The Fund was informed that EVD received $1,745 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2023. The Fund was also informed that EVD received no contingent deferred sales charges paid by Class A shareholders for the same period.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $3,112 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 ($30,000 prior to January 1, 2023) annual fee, Committee chairs receive an additional $15,000 ($6,000 prior to January 1, 2023) annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Investment Activity
During the year ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities and including paydowns and principal repayments on senior floating rate loans, were $14,811,550 and $38,556,950, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2023 and September 30, 2022 was as follows:
	Year Ended September 30,
	2023	2022
Ordinary income	$7,406,441	$5,823,956
During the year ended September 30, 2023, accumulated loss was decreased by $2,766 and paid-in capital was decreased by $2,766 due to differences between book and tax accounting. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Deferred capital losses	$ (5,796,874)
Net unrealized depreciation	(3,789,105)
Distributions payable	(12,978)
Accumulated loss	$(9,598,957)
At September 30, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $5,796,874 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $1,349,530 are short-term and $4,447,344 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
26

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Notes to Financial Statements — continued

Aggregate cost	$104,474,681
Gross unrealized appreciation	$ 509,081
Gross unrealized depreciation	(4,298,186)
Net unrealized depreciation	$ (3,789,105)
5  Credit Agreement
The Fund has entered into a committed, senior secured 364-day revolving line of credit, as amended (the Agreement) with a bank to borrow up to a limit of $60 million. Borrowings under the Agreement are secured by the assets of the Fund. The Fund is required to maintain a certain borrowing base while borrowings are outstanding. Borrowings may be made for general business purposes, including the purchase of investment securities and temporary or emergency purposes.
Interest on advances under the Agreement is calculated at a rate per annum equal to the Fund's option of (a) Term SOFR (subject to a 0% floor) plus a Term SOFR adjustment of 0.10% plus a 0.85% margin (the “SOFR Rate”) and (b) Federal Funds Effective Rate plus 0.85% (which cannot be lower than the SOFR Rate). Term SOFR is defined as the secured overnight financing rate as administered by the Federal Reserve Bank of New York for a 1-month tenor. Under the terms of the Agreement, the Fund pays a facility fee of 0.15% per annum on the commitment amount.
In connection with the renewal of the Agreement on March 14, 2023, the Fund paid upfront fees of $30,000, which are being amortized to interest expense through March 12, 2024. The unamortized balance at September 30, 2023 is approximately $14,000 and is included in “prepaid upfront fees on note payable” on the Statement of Assets and Liabilities. At September 30, 2023, the Fund had borrowings outstanding under the Agreement of $18,000,000 at an annual interest rate of 6.27%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at September 30, 2023 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2023. For the year ended September 30, 2023, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $24,413,699 and 5.53%, respectively.
6  Affiliated Investments
At September 30, 2023, the value of the Fund’s investment in funds that may be deemed to be affiliated was $3,403,736, which represents 4.2% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$3,622,263	$59,030,326	$(59,248,853)	$ —	$ —	$3,403,736	$151,241	3,403,736
7  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares were as follows:
	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	256,513	$ 2,260,838	608,355	$ 5,661,318
Reinvestment of distributions	72,287	637,099	30,301	272,944
Shares redeemed	(267,744)	(2,357,650)	(93,351)	(846,964)
Net increase	61,056	$ 540,287	545,305	$ 5,087,298
27

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Notes to Financial Statements — continued

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,814,531	$ 15,994,311	4,863,975	$ 45,267,890
Reinvestment of distributions	456,814	4,017,949	360,202	3,279,314
Shares redeemed	(3,699,637)	(32,425,538)	(5,605,783)	(51,059,427)
Net decrease	(1,428,292)	$(12,413,278)	(381,606)	$ (2,512,223)
Class R6
Shares sold	221	$ 1,947	994,285	$ 9,309,545
Reinvestment of distributions	292,930	2,577,103	223,961	2,045,111
Shares redeemed	(825,658)	(7,270,095)	(3,499,373)	(32,224,693)
Net decrease	(532,507)	$ (4,691,045)	(2,281,127)	$(20,870,037)
8  Risks and Uncertainties
Credit Risk
The Fund invests primarily in below investment grade senior floating rate loans, which have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value.
28

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Calvert Management Series and Shareholders of Calvert Floating-Rate Advantage Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Floating-Rate Advantage Fund (the "Fund") (one of the funds constituting Calvert Management Series), including the schedule of investments, as of September 30, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended September 30, 2020 and 2019 were audited by other auditors whose report, dated November 20, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of September 30, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
29

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended September 30, 2023, the Fund designates 94.61% of distributions from net investment income as a 163(j) interest dividend.
30

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Board of Trustees' Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of directors, including by a vote of a majority of the directors who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.
At an in-person meeting of the Boards of Trustees/Directors (each a “Board”) of the registered investment companies advised by Calvert Research and Management (“CRM” or the “Adviser”) (the “Calvert Funds”) held on June 12-13, 2023, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and investment sub-advisory agreements for the Calvert Funds for an additional one-year period.
In evaluating the investment advisory and investment sub-advisory agreements for the Calvert Funds, the Board considered a variety of information relating to the Calvert Funds and various service providers, including the Adviser.  The Independent Trustees reviewed a report prepared by the Adviser regarding various services provided to the Calvert Funds by the Adviser and its affiliates.  Such report included, among other data, information regarding the Adviser’s personnel and the Adviser’s revenue and cost of providing services to the Calvert Funds, and a separate report prepared by an independent data provider, which compared each fund’s investment performance, fees and expenses to those of comparable funds as identified by such independent data provider (“comparable funds”).
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the continuation of the investment advisory and investment sub-advisory agreements for the Calvert Funds.  Prior to voting, the Independent Trustees reviewed the proposed continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements with management and also met in private sessions with their counsel at which time no representatives of management were present.
The information that the Board considered included, among other things, the following (for funds that invest through one or more affiliated underlying fund(s), references to “each fund” in this section may include information that was considered at the underlying fund-level):
Information about Fees, Performance and Expenses
•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;
•	A report from an independent data provider comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to benchmark indices;
•	For each fund, comparative information concerning the fees charged and the services provided by the Adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for the Adviser with respect to each fund;
Information about Portfolio Management and Trading
•	Descriptions of the investment management services provided to each fund, including investment strategies and processes it employs;
•	Information about the Adviser’s policies and practices with respect to trading, including the Adviser’s processes for monitoring best execution of portfolio transactions;
•	Information about the allocation of brokerage transactions and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
Information about the Adviser
•	Reports detailing the financial results and condition of CRM;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
•	A description of CRM’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
31

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

Other Relevant Information
•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by CRM and its affiliates; and
•	The terms of each investment advisory agreement.
Over the course of the year, the Board and its committees held regular quarterly meetings.  During these meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of the Adviser relating to each fund and considered various investment and trading strategies used in pursuing each fund’s investment objective(s), such as the use of derivative instruments, as well as risk management techniques. The Board and its committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, corporate governance and other issues with respect to the funds and received and participated in reports and presentations provided by CRM and its affiliates with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular video conferences in between meetings to discuss, among other topics, matters relating to the continuation of the Calvert Funds’ investment advisory and investment sub-advisory agreements.
For funds that invest through one or more affiliated underlying funds, the Board considered similar information about the underlying fund(s) when considering the approval of investment advisory agreements.  In addition, in cases where the Adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any investment sub-advisory agreement.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and investment sub-advisory agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the continuation of the investment advisory agreement of Calvert Floating-Rate Advantage Fund (the “Fund”), including the fee payable under the agreement, is in the best interests of the Fund’s shareholders.  Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the continuation of the investment advisory agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services provided by the Adviser under the investment advisory agreement, the Board reviewed information provided by the Adviser relating to its operations and personnel, including, among other information, biographical information on the Adviser’s investment personnel and descriptions of its organizational and management structure.  The Board also took into account similar information provided periodically throughout the previous year by the Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports.  The Board considered the Adviser’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources.  The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s compliance with applicable policies and procedures, including those related to personal investing.  The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser.  The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser under the investment advisory agreement.
Fund Performance
In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies.  The Board compared the Fund’s investment performance to that of the Fund’s peer universe and its benchmark index.  The Board’s review included comparative performance data for the one-, three- and five-year periods ended December 31, 2022.  This performance data indicated that the Fund had underperformed the median of its peer universe and benchmark index for the one-, three- and five-year periods ended December 31, 2022.  The Board took into account management’s discussion of the Fund’s performance.  Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of its peer universe and its benchmark index.
Management Fees and Expenses
In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with those of comparable funds in its expense group.  Among other findings, the data indicated that the Fund’s advisory and administrative fees (after taking into account waivers and/or reimbursements) (referred to collectively as “management fees”) and total expenses (net of waivers and/or reimbursements) were each above the respective median of the
32

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

Fund’s expense group.  The Board took into account the Adviser’s current undertaking to maintain expense limitations for the Fund and that the Adviser was waiving and/or reimbursing a portion of the Fund’s expenses.  Based upon its review, the Board concluded that the management fees were reasonable in view of the nature, extent and quality of services provided by the Adviser.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s profitability in regard to the Fund and the Calvert Funds in the aggregate.  In reviewing the overall profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates provided sub-transfer agency support, administrative and distribution services to the Fund for which they received compensation.  The information considered by the Board included the profitability of the Fund to the Adviser and its affiliates without regard to any marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.  The Board also considered that the Adviser and its affiliates derived benefits to their reputation and other indirect benefits from their relationships with the Fund.  Based upon its review, the Board concluded that the Adviser’s and its affiliates’ level of profitability from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s current size and its potential growth on its performance and fees. The Board also took into account the breakpoint in the advisory fee schedule for the Fund that would reduce the advisory fee rate on assets above a specific asset level.  The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
33

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors on June 13, 2023, the Committee provided a written report to the Fund’s Board of Trustees/ Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period January 1, 2022 through December 31, 2022 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
34

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Management and Organization

Fund Management. The Trustees of Calvert Management Series (the Trust) are responsible for the overall management and supervision of the affairs of the Trust. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Trustee oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Theodore H. Eliopoulos(1) 1964	Trustee and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Trustees
Richard L. Baird, Jr.(2) 1948	Trustee	Since 1980	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Trustee	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Trustee	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Trustee	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Trustee	Since 1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks
(since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Trustee	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
35

Calvert
Floating-Rate Advantage Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Eddie Ramos(3) 1967	Trustee	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Trustee	Since 2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Trustees.
(3) Ms. Fang and Mr. Ramos began serving as Trustees effective October 30, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
36

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

37

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
38

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
39

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
29940     9.30.23

Calvert
Global Equity Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2023
Calvert
Global Equity Fund

Calvert
Global Equity Fund
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For global equity investors, the 12-month period ended September 30, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening two months of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for further rate hikes that would weigh on stock prices.
In January 2023, however, global equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023.
Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. and global economies were doing surprisingly well. European equities received an additional boost as feared continent-wide energy shortages failed to materialize during the winter.
But in the final two months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. Stock prices ended on a down note as the period came to a close.
For the period as a whole, however, global equity performance was strong. The MSCI ACWI Index, a broad measure of global equities, returned 20.80%; the MSCI EAFE Index of developed-market international equities returned 25.65%; and the S&P 500® Index, a broad measure of U.S. stocks, returned 21.62%.
Meanwhile, in the world’s second-largest economy, performance was not as strong. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, was one of the weakest performing major global indexes, returning 8.80% during the period. The Chinese equity market was dogged by an ailing real estate sector -- the major investment area for millions of Chinese citizens -- and a failure of many Chinese industries to bounce back after onerous COVID restrictions were lifted.
Fund Performance
For the 10-month period ended September 30, 2023, Calvert Global Equity Fund (the Fund) returned 4.12% for Class A shares at net asset value (NAV), underperforming its benchmark, the MSCI World Index (the Index), which returned 6.39%.
On September 15, 2023, the Fund acquired the assets of Eaton Vance Focused Global Opportunities Fund (the Predecessor Fund) as part of a tax-free reorganization. The Predecessor Fund employed a different principal investment strategy and, accordingly, the performance of the Predecessor Fund may not be indicative of how the Fund may have performed.
On an individual stock basis, the largest detractors from Fund performance versus the Index during the period were not owning Index components NVIDIA Corp. (NVIDIA) and Meta Platforms, Inc. (Meta), as well as overweight positions in Dollar Tree, Inc. (Dollar Tree) and Nihon M&A Center Holdings, Inc. (Nihon).
Not owning NVIDIA hurt relative performance as the semiconductor maker’s share price more than doubled during the period, lifted by increased demand for its high-end graphics processing units in the burgeoning artificial intelligence, or AI, industry.
Not owning Meta -- the social media giant behind Facebook, Instagram, and Messenger -- detracted from returns as its stock price doubled during the period. Meta’s advertising revenues rebounded on improved ad targeting, while profit margins exceeded expectations due to more rational spending on longer-term initiatives.
Discount retailer Dollar Tree’s stock price fell after the firm warned that customers were shifting purchases from higher-margin discretionary items to lower-margin perishable goods to offset inflation. Dollar Tree also cited increased inventory shrinkage -- including losses through theft -- as another factor weighing on earnings during the period.
The share price of Nihon, a Japanese mergers and acquisitions adviser for small- and mid-size businesses, declined under the weight of accounting issues, elevated staff turnover, and the lingering effect of shutting down its marketing seminars during the pandemic.
On a sector basis, stock selections and an underweight position in the information technology sector, stock selections in the communication services sector, and stock selections and an overweight position in the consumer staples sector detracted from Fund performance versus the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Global Equity Fund
September 30, 2023
Management's Discussion of Fund Performance† — continued

In contrast, the largest individual stock contributors to Fund performance relative to the Index were overweight positions in Novo Nordisk A/S (Novo Nordisk), Microsoft Corp. (Microsoft), and Safran SA (Safran).
The share price of Denmark-based Novo Nordisk, a producer of diabetes and obesity care pharmaceuticals, performed strongly on robust sales of its weight-loss drugs.
Microsoft’s stock price rose during the period on investor enthusiasm about its collaboration with OpenAI -- the company behind the popular artificial intelligence (AI) application ChatGPT -- and progress in incorporating AI into Microsoft’s software and services.
The share price of Safran, a French aerospace equipment manufacturer, rose as a post-COVID resurgence in air travel heightened demand for aircraft parts and equipment during the period.
On a sector basis, stock selections in the health care and industrials sectors, along with a lack of holdings in the poor-performing real estate sector, contributed to Fund performance versus the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Global Equity Fund
September 30, 2023
Performance

Portfolio Manager(s) Christopher M. Dyer, CFA and Ian Kirwan, each of Eaton Vance Advisers International Ltd.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	12/14/2021	12/17/2015	21.28%	7.39%	8.11%
Class A with 5.25% Maximum Sales Charge	—	—	14.87	6.24	7.37
Class I at NAV	12/17/2015	12/17/2015	21.49	7.43	8.13

MSCI World Index	—	—	21.95%	7.25%	9.16%

% Total Annual Operating Expense Ratios[3]	Class A	Class I
Gross	2.90%	2.65%
Net	1.14	0.89
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I, at minimum investment	$1,000,000	12/17/2015	$1,838,818	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
4

Calvert
Global Equity Fund
September 30, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Country Allocation (% of net assets)
United States	55.8%
France	7.8
United Kingdom	6.4
Switzerland	5.5
Japan	4.5
Netherlands	3.4
Denmark	2.2
Singapore	2.2
Belgium	2.1
India	2.0
Hong Kong	1.9
Germany	1.9
Australia	1.8
Taiwan	1.3
Total	98.8%
Top 10 Holdings (% of net assets)[1]
Microsoft Corp.	6.8%
Alphabet, Inc., Class A	5.0
Amazon.com, Inc.	4.1
Nestle S.A.	3.8
Visa, Inc., Class A	3.6
Danaher Corp.	3.2
Intuit, Inc.	3.0
TJX Cos., Inc. (The)	2.6
Boston Scientific Corp.	2.6
Sanofi	2.5
Total	37.2%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Calvert
Global Equity Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to September 16, 2023 is that of Eaton Vance Focused Global Opportunities Fund (the Predecessor Fund). The Fund acquired the performance history of the Predecessor Fund as part of a reorganization that took place at the close of business on September 15, 2023. The Predecessor Fund did not follow the Calvert Principles for Responsible Investment and, accordingly, the performance of the Predecessor Fund may not be indicative of how the Fund may have performed.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class A is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 9/15/28. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada.
Important Notice to Shareholders
At the close of business on September 15, 2023, the Fund acquired the net assets of Eaton Vance Focused Global Opportunities Fund (the Predecessor Fund) pursuant to an Agreement and Plan of Reorganization approved by shareholders of the Predecessor Fund. The Fund was created to carry out the reorganization and has a substantially similar investment objective as the Predecessor Fund.

6

Calvert
Global Equity Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 958.60	$5.84 **	1.19%
Class I	$1,000.00	$ 958.60	$4.66 **	0.95%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.02 **	1.19%
Class I	$1,000.00	$1,020.31	$4.81 **	0.95%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
7

Calvert
Global Equity Fund
September 30, 2023
Schedule of Investments

Common Stocks — 98.6%

Security	Shares	Value
Australia — 1.8%
CSL, Ltd.	821	$ 132,266
		$ 132,266
Belgium — 2.1%
KBC Group NV	2,535	$ 157,820
		$ 157,820
Denmark — 2.2%
Novo Nordisk A/S, Class B	1,846	$ 168,080
		$ 168,080
France — 7.8%
LVMH Moet Hennessy Louis Vuitton SE	179	$ 135,114
Safran S.A.	953	149,344
Sanofi	1,743	187,155
Schneider Electric SE	713	117,497
		$ 589,110
Germany — 1.9%
Siemens AG	972	$ 138,907
		$ 138,907
Hong Kong — 1.9%
AIA Group, Ltd.	17,785	$ 143,830
		$ 143,830
India — 2.0%
HDFC Bank, Ltd. ADR	2,513	$ 148,292
		$ 148,292
Japan — 4.5%
Dentsu Group, Inc.	3,295	$ 96,912
Keyence Corp.	211	78,033
Nihon M&A Center Holdings, Inc.	10,566	50,780
Recruit Holdings Co., Ltd.	3,787	115,863
		$ 341,588
Netherlands — 3.4%
ASML Holding NV	178	$ 104,797
IMCD NV	1,205	152,354
		$ 257,151
Singapore — 2.2%
DBS Group Holdings, Ltd.	6,602	$ 162,143
		$ 162,143
Switzerland — 5.5%
Nestle S.A.	2,549	$ 288,536
TE Connectivity, Ltd.	1,026	126,742
		$ 415,278
Security	Shares	Value
Taiwan — 1.3%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,148	$ 99,761
		$ 99,761
United Kingdom — 6.4%
Compass Group PLC	6,398	$ 155,737
London Stock Exchange Group PLC	1,596	159,961
Reckitt Benckiser Group PLC	2,321	163,679
		$ 479,377
United States — 55.6%
Adobe, Inc.(1)	288	$ 146,851
Alphabet, Inc., Class A(1)	2,887	377,793
Amazon.com, Inc.(1)	2,448	311,190
AMETEK, Inc.	999	147,612
Boston Scientific Corp.(1)	3,643	192,350
CDW Corp.	917	185,014
Danaher Corp.	958	237,680
Dollar Tree, Inc.(1)	1,356	144,346
Ingersoll Rand, Inc.	2,082	132,665
Intuit, Inc.	446	227,879
Intuitive Surgical, Inc.(1)	427	124,808
Microsoft Corp.	1,634	515,935
Mondelez International, Inc., Class A	2,324	161,286
NextEra Energy, Inc.	2,596	148,725
TJX Cos., Inc. (The)	2,201	195,625
Union Pacific Corp.	822	167,384
Verisk Analytics, Inc.	704	166,313
Visa, Inc., Class A	1,172	269,572
Walt Disney Co. (The)(1)	2,146	173,933
Zoetis, Inc.	916	159,366
		$4,186,327
Total Common Stocks (identified cost $5,993,332)		$7,419,930

Short-Term Investments — 0.2%

Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(2)	18,172	$ 18,172
Total Short-Term Investments (identified cost $18,172)		$ 18,172

Total Investments — 98.8% (identified cost $6,011,504)	$7,438,102
Other Assets, Less Liabilities — 1.2%	$ 91,658
Net Assets — 100.0%	$7,529,760

8
See Notes to Financial Statements.

Calvert
Global Equity Fund
September 30, 2023
Schedule of Investments — continued

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
At September 30, 2023, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Information Technology	19.7%
Industrials	17.8
Health Care	16.0
Financials	13.8
Consumer Discretionary	10.6
Consumer Staples	10.1
Communication Services	8.6
Utilities	2.0
Total	98.6%

Abbreviations:
ADR	– American Depositary Receipt

9
See Notes to Financial Statements.

Calvert
Global Equity Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $5,993,332)	$ 7,419,930
Investments in securities of affiliated issuers, at value (identified cost $18,172)	18,172
Receivable for investments sold	74,450
Receivable for capital shares sold	335
Dividends receivable	6,218
Dividends receivable - affiliated	137
Tax reclaims receivable	8,754
Receivable from affiliates	26,032
Other assets	39,362
Total assets	$7,593,390
Liabilities
Payable for capital shares redeemed	$ 175
Payable to affiliates:
Investment advisory fee	4,808
Administrative fee	328
Distribution and service fees	7
Sub-transfer agency fee	155
Accrued expenses	58,157
Total liabilities	$ 63,630
Net Assets	$7,529,760
Sources of Net Assets
Paid-in capital	$ 5,922,696
Distributable earnings	1,607,064
Net Assets	$7,529,760
Class A Shares
Net Assets	$ 31,105
Shares Outstanding	2,171
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding, including fractional shares)	$ 14.33
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 15.12
Class I Shares
Net Assets	$ 7,498,655
Shares Outstanding	523,163
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 14.33

On sales of $50,000 or more, the offering price of Class A shares is reduced.
10
See Notes to Financial Statements.

Calvert
Global Equity Fund
September 30, 2023
Statements of Operations

	Ten Months Ended September 30, 2023	Year Ended November 30, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $7,843 and $10,002, respectively)	$ 98,099	$ 119,055
Dividend income - affiliated issuers	3,273	2,189
Total investment income	$ 101,372	$ 121,244
Expenses
Management fees	$ 54,601	$ 63,425
Distribution and service fees:
Class A	49	26
Trustees' fees and expenses	739	1,160
Custodian fees	19,853	25,463
Transfer agency fees and expenses	2,240	2,530
Professional fees	40,559	58,274
Registration fees	20,671	46,097
Reports to shareholders	3,357	3,023
Interest expense and fees	1,018	—
Miscellaneous	6,665	10,623
Total expenses	$ 149,752	$ 210,621
Waiver and/or reimbursement of expenses by affiliates	$ (84,109)	$ (135,427)
Net expenses	$ 65,643	$ 75,194
Net investment income	$ 35,729	$ 46,050
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 209,183	$ 111,629
Foreign currency transactions	1,901	(2,068)
Net realized gain	$ 211,084	$ 109,561
Change in unrealized appreciation (depreciation):
Investment securities	$ 102,805	$ (941,176)
Foreign currency	82	(174)
Net change in unrealized appreciation (depreciation)	$ 102,887	$(941,350)
Net realized and unrealized gain (loss)	$ 313,971	$(831,789)
Net increase (decrease) in net assets from operations	$ 349,700	$(785,739)

Financial information from December 1, 2021 through the close of business on September 15, 2023 is for the Eaton Vance Focused Global Opportunities Fund, which was reorganized into the Calvert Global Equity Fund as of the close of business on September 15, 2023. The Eaton Vance Focused Global Opportunities Fund had a fiscal year-end of November 30. See Notes 1 and 9 to Financial Statements.
11
See Notes to Financial Statements.

Calvert
Global Equity Fund
September 30, 2023
Statements of Changes in Net Assets

	Ten Months Ended September 30, 2023	Year Ended November 30,
		2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 35,729	$ 46,050	$ 12,867
Net realized gain	211,084	109,561	838,029
Net change in unrealized appreciation (depreciation)	102,887	(941,350)	640,656
Net increase (decrease) in net assets from operations	$ 349,700	$ (785,739)	$1,491,552
Distributions to shareholders:
Class A	$ (282)	$ (868)(1)	$ —
Class I	(175,579)	(751,865)	(21,503)
Total distributions to shareholders	$ (175,861)	$ (752,733)	$ (21,503)
Capital share transactions:
Class A	$ 14,253	$ 19,082(1)	$ —
Class I	(2,506,997)	3,065,908	1,031,363
Net increase (decrease) in net assets from capital share transactions	$(2,492,744)	$3,084,990	$1,031,363
Net increase (decrease) in net assets	$(2,318,905)	$1,546,518	$2,501,412
Net Assets
At beginning of period	$ 9,848,665	$ 8,302,147	$ 5,800,735
At end of period	$ 7,529,760	$9,848,665	$8,302,147

(1)	For the period from the commencement of operations, December 14, 2021, to November 30, 2022.
Financial information from December 1, 2020 through the close of business on September 15, 2023 is for the Eaton Vance Focused Global Opportunities Fund, which was reorganized into the Calvert Global Equity Fund as of the close of business on September 15, 2023. The Eaton Vance Focused Global Opportunities Fund had a fiscal year-end of November 30. See Notes 1 and 9 to Financial Statements.
12
See Notes to Financial Statements.

Calvert
Global Equity Fund
September 30, 2023
Financial Highlights

Class A
	Ten Months Ended September 30, 2023	Period Ended November 30, 2022(1)

Net asset value — Beginning of period	$ 14.00	$ 17.46
Income (Loss) From Operations
Net investment income(2)	$ 0.04	$ 0.04
Net realized and unrealized gain (loss)	0.52	(1.98)
Total income (loss) from operations	$ 0.56	$ (1.94)
Less Distributions
From net investment income	$ (0.04)	$ (0.08)
From net realized gain	(0.19)	(1.44)
Total distributions	$ (0.23)	$ (1.52)
Net asset value — End of period	$14.33	$ 14.00
Total Return(3)	4.12% (4)	(12.48)% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 31	$ 17
Ratios (as a percentage of average daily net assets):(5)
Total expenses	2.46% (6)(7)	2.91% (6)
Net expenses	1.21% (6)(7)(8)	1.20% (6)(8)
Net investment income	0.26% (6)	0.31% (6)
Portfolio Turnover	30% (4)	29% (9)

(1)	For the period from the commencement of operations, December 14, 2021, to November 30, 2022.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes interest expense of 0.01%.
(8)	Includes a reduction by the investment adviser of a portion of its advisory and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the ten months ended September 30, 2023 and period ended November 30, 2022).
(9)	For the year ended November 30, 2022.
Financial information from December 1, 2021 through the close of business on September 15, 2023 is for the Eaton Vance Focused Global Opportunities Fund, which was reorganized into the Calvert Global Equity Fund as of the close of business on September 15, 2023. The Eaton Vance Focused Global Opportunities Fund had a fiscal year-end of November 30. See Notes 1 and 9 to Financial Statements.
13
See Notes to Financial Statements.

Calvert
Global Equity Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Ten Months Ended September 30, 2023	Year Ended November 30,
		2022	2021	2020	2019	2018
Net asset value — Beginning of period	$ 13.99	$ 17.25	$ 13.78	$ 12.42	$ 11.53	$ 11.83
Income (Loss) From Operations
Net investment income(1)	$ 0.06	$ 0.08	$ 0.03	$ 0.07	$ 0.10	$ 0.14
Net realized and unrealized gain (loss)	0.53	(1.82)	3.49	1.42	1.65	(0.01)
Total income (loss) from operations	$ 0.59	$ (1.74)	$ 3.52	$ 1.49	$ 1.75	$ 0.13
Less Distributions
From net investment income	$ (0.06)	$ (0.08)	$ (0.05)	$ (0.13)	$ (0.12)	$ (0.12)
From net realized gain	(0.19)	(1.44)	—	—	(0.74)	(0.31)
Total distributions	$ (0.25)	$ (1.52)	$ (0.05)	$ (0.13)	$ (0.86)	$ (0.43)
Net asset value — End of period	$14.33	$ 13.99	$17.25	$13.78	$12.42	$11.53
Total Return(2)	4.38% (3)	(11.48)%	25.62%	12.06%	17.28%	1.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 7,499	$ 9,832	$ 8,302	$ 5,801	$ 5,186	$ 4,350
Ratios (as a percentage of average daily net assets):(4)
Total expenses	2.20% (5)(6)	2.66%	2.32%	2.90%	3.03% (6)	3.27%
Net expenses	0.96% (5)(6)(7)	0.95% (7)	0.95%	0.95%	0.96% (6)	0.95%
Net investment income	0.52% (5)	0.58%	0.18%	0.55%	0.92%	1.20%
Portfolio Turnover	30% (3)	29%	57%	54%	46%	82%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Not annualized.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(5)	Annualized.
(6)	Includes interest expense of 0.01%.
(7)	Includes a reduction by the investment adviser of a portion of its advisory and administration fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the ten months ended September 30, 2023 and year ended November 30, 2022).
Financial information from December 1, 2017 through the close of business on September 15, 2023 is for the Eaton Vance Focused Global Opportunities Fund, which was reorganized into the Calvert Global Equity Fund as of the close of business on September 15, 2023. The Eaton Vance Focused Global Opportunities Fund had a fiscal year-end of November 30. See Notes 1 and 9 to Financial Statements.
14
See Notes to Financial Statements.

Calvert
Global Equity Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Global Equity Fund (the Fund) is a diversified series of Calvert Management Series (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is the accounting successor to the Eaton Vance Focused Global Opportunities Fund (the “Predecessor Fund”) pursuant to a reorganization (the “Reorganization”) that took place at the close of business on September 15, 2023 (see Note 9). The Fund also inherited the Predecessor Fund's historical performance. The Predecessor Fund was managed using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The Fund had no investment operations prior to the Reorganization. Financial information included for periods prior to the Reorganization is that of the Predecessor Fund.
The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1.00% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
15

Calvert
Global Equity Fund
September 30, 2023
Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 132,266	$ —	$ 132,266
Belgium	—	157,820	—	157,820
Denmark	—	168,080	—	168,080
France	—	589,110	—	589,110
Germany	—	138,907	—	138,907
Hong Kong	—	143,830	—	143,830
India	148,292	—	—	148,292
Japan	—	341,588	—	341,588
Netherlands	—	257,151	—	257,151
Singapore	—	162,143	—	162,143
Switzerland	126,742	288,536	—	415,278
Taiwan	99,761	—	—	99,761
United Kingdom	—	479,377	—	479,377
United States	4,186,327	—	—	4,186,327
Total Common Stocks	$4,561,122	$2,858,808 (1)	$ —	$7,419,930
Short-Term Investments	$ 18,172	$ —	$ —	$ 18,172
Total Investments	$4,579,294	$2,858,808	$ —	$7,438,102

(1)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
16

Calvert
Global Equity Fund
September 30, 2023
Notes to Financial Statements — continued

G   Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
Pursuant to an investment advisory agreement, effective after the close of business on September 15, 2023, between the Fund and Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, the Fund pays CRM a fee as compensation for investment advisory services provided to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.680%
$500 million but less than $1 billion	0.655%
$1 billion but less than $2.5 billion	0.630%
$2.5 billion but less than $5 billion	0.610%
$5 billion and over	0.595%
Effective after the close of business on September 15, 2023, the administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A and Class I and is payable monthly.
Pursuant to an advisory and administrative agreement between the Predecessor Fund and Eaton Vance Management (EVM), an affiliate of CRM and an indirect, wholly-owned subsidiary of Morgan Stanley, in effect prior to the Reorganization, the Fund paid EVM a fee as compensation for investment advisory and administrative services rendered to the Fund. The fee was computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and was payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.800%
$500 million but less than $1 billion	0.775%
$1 billion but less than $2.5 billion	0.750%
$2.5 billion but less than $5 billion	0.730%
$5 billion and over	0.715%
For the ten months ended September 30, 2023 and the year ended November 30, 2022, the fees for investment advisory and administrative services, which are shown as management fees on the Statements of Operations, amounted to $54,601 and $63,425, respectively, or 0.80% (annualized) and 0.80%, respectively, of the Fund’s average daily net assets.
17

Calvert
Global Equity Fund
September 30, 2023
Notes to Financial Statements — continued

Effective after the close of business on September 15, 2023, pursuant to an investment sub-advisory agreement, CRM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of CRM and an indirect, wholly-owned subsidiary of Morgan Stanley. CRM pays EVAIL a portion of its investment advisory fee for sub-advisory services provided to the Fund. Prior to the Reorganization, pursuant to an investment sub-advisory agreement, EVM delegated the investment management of the Predecessor Fund to EVAIL and paid EVAIL a portion of its investment advisory and administration fee for sub-advisory services.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the ten months ended September 30, 2023 and the year ended November 30, 2022, the investment advisory fee paid was reduced by $102 and $158, respectively, relating to the Fund’s investment in the Liquidity Fund.
Effective after the close of business on September 15, 2023, CRM and EVAIL have agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (related to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.14% and 0.89% for Class A and Class I, respectively, of such class’s average daily net assets. This expense reimbursement will remain in effect for a five-year period from September 15, 2023, the closing date of the Reorganization. Prior to the Reorganization, EVM and EVAIL had agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (related to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceeded 1.20% and 0.95% of the Fund’s average daily net assets for Class A and Class I, respectively. Pursuant to these agreements, CRM or EVM and EVAIL waived or reimbursed expenses in total of $84,007 and $135,269 for the ten months ended September 30, 2023 and the year ended November 30, 2022, respectively.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the ten months ended September 30, 2023 and the year ended November 30, 2022 amounted to $49 and $26, respectively, for Class A shares.
The Fund was informed that EVD received no sales charge on sales of Class A shares for the ten months ended September 30, 2023 and the year ended November 30, 2022. The Fund was also informed that EVD received no CDSC paid by Class A shareholders for the same periods.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the ten months ended September 30, 2023 and the year ended November 30, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $378 and $625, respectively, and are included in transfer agency fees and expenses on the Statements of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 annual fee, Committee chairs receive an additional $15,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. Trustees and officers of the Predecessor Fund who were members of EVM’s organization received remuneration for their services out of the investment advisory and administration fee.
3  Investment Activity
During the ten months ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $2,438,949 and $5,162,683, respectively.
18

Calvert
Global Equity Fund
September 30, 2023
Notes to Financial Statements — continued

4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the ten months ended September 30, 2023 and the years ended November 30, 2022 and November 30, 2021 was as follows:
	Ten Months Ended September 30, 2023	Year Ended November 30,
		2022	2021
Ordinary income	$ 43,839	$129,336	$21,503
Long-term capital gains	$132,022	$623,397	$ —
During the ten months ended September 30, 2023, distributable earnings was decreased by $13,892 and paid-in capital was increased by $13,892 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 137,240
Undistributed long-term capital gains	48,215
Net unrealized appreciation	1,421,609
Distributable earnings	$1,607,064
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$6,016,403
Gross unrealized appreciation	$ 1,836,979
Gross unrealized depreciation	(415,280)
Net unrealized appreciation	$1,421,699
5  Line of Credit
Prior to the Reorganization, the Fund participated with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured revolving line of credit agreement with a group of banks. Borrowings were made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest was charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit was allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. Average borrowings and the weighted average annual interest rate (excluding fees) for the ten months ended September 30, 2023 were $21,875 and 5.59%, respectively. The Fund did not have any significant borrowings or allocated fees during the year ended November 30, 2022.
Effective October 24, 2023, the Fund participates with other portfolios and funds managed by CRM and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, expiring October 22, 2024. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
19

Calvert
Global Equity Fund
September 30, 2023
Notes to Financial Statements — continued

6  Affiliated Investments
At September 30, 2023, the value of the Fund’s investment in funds that may be deemed to be affiliated was $18,172, which represents 0.2% of the Fund’s net assets. Transactions in such investments by the Fund for the ten months ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$60,947	$1,621,145	$(1,663,920)	$ —	$ —	$18,172	$3,273	18,172
7  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares were as follows:
	Ten Months Ended September 30, 2023		Year Ended November 30, 2022(1)		Year Ended November 30, 2021
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	935	$ 13,971	1,163	$ 18,214	—	$ —
Reinvestment of distributions	21	282	52	868	—	—
Net increase	956	$ 14,253	1,215	$ 19,082	—	$ —
Class I
Shares sold	36,775	$ 535,539	264,722	$ 3,660,472	153,495	$ 2,545,564
Reinvestment of distributions	13,322	175,579	45,348	751,865	1,482	21,503
Shares redeemed	(229,511)	(3,218,115)	(88,763)	(1,346,429)	(94,622)	(1,535,704)
Net increase (decrease)	(179,414)	$(2,506,997)	221,307	$ 3,065,908	60,355	$ 1,031,363

(1)	For Class A, for the period from the commencement of operations, December 14, 2021, to November 30, 2022.
At September 30, 2023, EVM owned 85.6% of the value of the outstanding shares of the Fund.
8  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
9  Reorganization
At the close of business on September 15, 2023, the Fund acquired the net assets of the Predecessor Fund pursuant to an Agreement and Plan of Reorganization approved by shareholders of the Predecessor Fund.
20

Calvert
Global Equity Fund
September 30, 2023
Notes to Financial Statements — continued

The Reorganization was accomplished by a tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate shares and net asset value in the corresponding classes of the Fund as noted below:
	Shares Issued	Net Assets
Class A	2,171	$32,518
Class I	523,253	$7,839,838

The historical cost basis of the assets of the Predecessor Fund as of the date of the Reorganization were carried forward to the cost basis of the assets of the Fund.
21

Calvert
Global Equity Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Calvert Management Series and Shareholders of Calvert Global Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Global Equity Fund "(formerly, Eaton Vance Focused Global Opportunities Fund)" (the "Fund") (one of the funds constituting Calvert Management Series), including the schedule of investments, as of September 30, 2023, the related statements of operations for the period from December 1, 2022 to September 30, 2023 and for the year ended November 30, 2022, the statements of changes in net assets for the period from December 1, 2022 to September 30, 2023 and for each of two years in the period ended November 30, 2022, the financial highlights for the period from December 1, 2022 to September 30, 2023 and for each of the five years in the period ended November 30, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the period from December 1, 2022 to September 30, 2023 and for the year ended November 30, 2022, the changes in its net assets for the period from December 1, 2022 to September 30, 2023 and for each of two years in the period ended November 30, 2022, and the financial highlights for the period from December 1, 2022 to September 30, 2023 and for each of the five years in the period ended November 30, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
22

Calvert
Global Equity Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the ten months ended September 30, 2023, the Fund designates approximately $107,111, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2023 ordinary income dividends, 98.95% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable ten months ended September 30, 2023, $53,097 or, if subsequently determined to be different, the net capital gain of such year.
23

Calvert
Global Equity Fund
September 30, 2023
Board of Trustees' Contract Approval

Overview of the Contract Review Process
At a meeting of the Board of Trustees (the “Board”) of Calvert Management Series (“CMS”), held on December 6, 2022, the Board, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), voted to approve an Investment Advisory Agreement (the “Advisory Agreement”) between CMS and Calvert Research and Management (“CRM” or the “Adviser”) and an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between CRM and Eaton Vance Advisers International Ltd. (“EVAIL” or the “Sub-Adviser”), an affiliate of CRM, each with respect to the Calvert Global Equity Fund (the “Fund”).
In evaluating the Advisory Agreement and Sub-Advisory Agreement for the Fund, the Board considered a variety of information relating to the Fund and its proposed service providers, including the Adviser and the Sub-Adviser. At the December meeting, the Independent Trustees reviewed certain materials and information prepared by the Adviser regarding various services to be provided to the Fund by the Adviser, the Sub-Adviser and their affiliates. Such report included, among other data, information regarding the Adviser’s and Sub-Adviser’s personnel, descriptions of the investment strategies and investment process the Sub-Adviser proposed to use in managing the Fund, descriptions of the qualifications, education and experience of the investment professionals who would manage the Fund, and the Adviser’s estimated revenue and cost of providing services to the Fund.
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the approval of the Advisory Agreement and the Sub-Advisory Agreement for the Fund. Prior to voting, the Independent Trustees reviewed the Advisory Agreement and Sub-Advisory Agreement with management and also met in a private session with their counsel at which time no representatives of management were present.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, the Sub-Advisory Agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the approval of the Advisory Agreement and the Sub-Advisory Agreement, including the proposed fees payable under each agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the Advisory Agreement and the Sub-Advisory Agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser under the Advisory Agreement and the Sub-Advisory Agreement, respectively, the Board reviewed information relating to the Adviser’s and Sub-Adviser’s operations and personnel, including, among other information, biographical information on the Sub-Adviser’s investment personnel and descriptions of the Adviser’s organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser and Sub-Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-Adviser and the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. With respect to the Sub-Adviser, the Board took into account the resources available to the Sub-Adviser in fulfilling its duties under the Sub-Advisory Agreement and the Sub-Adviser’s experience in managing the Eaton Vance Focused Global Opportunities Fund (the “Predecessor Fund”), which was proposed to be reorganized into the Fund, subject to the approval of the Predecessor Fund’s shareholders (the “Reorganization”). The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s and Sub-Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser and the Sub-Adviser under the Advisory Agreement and the Sub-Advisory Agreement, respectively.
Fund Performance
In considering the Fund’s performance, the Board took into account the investment performance of the Predecessor Fund. The Trustees noted the Fund’s proposed investment objective and investment strategies would be the same as those of the Predecessor Fund, except that the Fund would have a policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and would also be subject to the Calvert Principles for Responsible Investment. The Board also took into consideration that the current portfolio manager for the Predecessor Fund would continue to manage the Fund following the Reorganization and that an additional portfolio manager would also be responsible for the day-to-day management of the Fund following the Reorganization. Based upon its review, the Board concluded that that the Adviser and Sub-Adviser are qualified to manage the Fund’s assets in accordance with the Fund’s proposed investment objective and strategies and that the Sub-Adviser’s proposed investment strategies are appropriate for pursing the Fund’s proposed investment objective.
Management Fees and Expenses
In considering the Fund’s proposed fees and expenses, the Board considered certain comparative fee and expense data provided by the Adviser. The data indicated that the Fund’s proposed advisory and administrative fees (after taking into account waivers and reimbursements) (referred to collectively, as “management fees”) were higher than the average and median annual management fees of its expected Morningstar category, but its estimated total
24

Calvert
Global Equity Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

expenses (net of waivers and reimbursements) for Class A shares were below the average and median total expenses of its expected Morningstar category. The Board also took into account that the Adviser had contractually agreed to limit the Fund’s annual operating expenses for five years from the closing of the Reorganization. Based upon its review, the Board concluded that the proposed management and sub-advisory fees were reasonable in view of the nature, extent and quality of services to be provided by the Adviser and the Sub-Adviser, respectively.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s estimated profitability in regard to the Fund at various asset levels. In reviewing the estimated profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates, including the Sub-Adviser, would provide sub-advisory, sub-transfer agency support, administrative and distribution services to the Fund for which they would receive compensation. The Board also considered that the Adviser and its affiliates, including the Sub-Adviser, would likely derive benefits to their reputation and other indirect benefits from their relationships with the Fund. Because the Adviser would pay the Sub-Adviser’s sub-advisory fee out of its advisory fee, the profitability of the Fund to the Sub-Adviser was not a material factor in the Board’s deliberations concerning the approval of the Sub-Advisory Agreement. Based upon its review, the Board concluded that the estimated level of profitability of the Adviser and its affiliates, including the Sub-Adviser, from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s potential growth on its performance and expenses. The Board noted that the proposed advisory fee contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund’s assets increased. Because the Adviser would pay the Sub-Adviser’s sub-advisory fee out of its advisory fee, the Board did not consider the potential economies of scale from the Sub-Adviser’s management of the Fund to be a material factor in the Board’s deliberations concerning the approval of the Sub-Advisory Agreement. However, the Board noted that the proposed sub-advisory fee contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the Fund’s assets increased. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
25

Calvert
Global Equity Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
26

Calvert
Global Equity Fund
September 30, 2023
Management and Organization

Fund Management. The Trustees of Calvert Management Series (the Trust) are responsible for the overall management and supervision of the affairs of the Trust. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Trustee oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Theodore H. Eliopoulos(1) 1964	Trustee and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Trustees
Richard L. Baird, Jr.(2) 1948	Trustee	Since 1980	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Trustee	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Trustee	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Trustee	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Trustee	Since 1982	President of Aurora Press Inc., a privately held publisher of trade paperbacks
(since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	Since 2016	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Trustee	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
27

Calvert
Global Equity Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Eddie Ramos(3) 1967	Trustee	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Trustee	Since 2010	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Trustees.
(3) Ms. Fang and Mr. Ramos began serving as Trustees effective October 30, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
28

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

29

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
30

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
31

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Investment Sub-Adviser
Eaton Vance Advisers International Ltd.
125 Old Broad Street
London, EC2N 1AR
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
23215     9.30.23

Calvert
Global Small-Cap Equity Fund
Annual Report
September 30, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2023
Calvert
Global Small-Cap Equity Fund

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For global equity investors, the 12-month period ended September 30, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening two months of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for further rate hikes that would weigh on stock prices.
In January 2023, however, global equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023.
Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. and global economies were doing surprisingly well. European equities received an additional boost as feared continent-wide energy shortages failed to materialize during the winter.
But in the final two months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. Stock prices ended on a down note as the period came to a close.
For the period as a whole, however, global equity performance was strong. The MSCI ACWI Index, a broad measure of global equities, returned 20.80%; the MSCI EAFE Index of developed-market international equities returned 25.65%; and the S&P 500®Index, a broad measure of U.S. stocks, returned 21.62%.
Meanwhile, in the world’s second-largest economy, performance was not as strong. The MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, was one of the weakest performing major global indexes, returning 8.80% during the period. The Chinese equity market was dogged by an ailing real estate sector -- the major investment area for millions of Chinese citizens -- and a failure of many Chinese industries to bounce back after onerous COVID restrictions were lifted.
Fund Performance
For the 11-month period ended September 30, 2023, Calvert Global Small-Cap Equity Fund (the Fund) returned 4.69% for Class A shares at net asset value (NAV), underperforming its benchmark, the MSCI World Small Cap Index (the Index), which returned 5.51%.
On September 15, 2023, the Fund acquired the assets of Eaton Vance Global Small-Cap Equity Fund (the Predecessor Fund) as part of a tax-free reorganization. The Predecessor Fund was managed using investment policies, objectives, guidelines, and restrictions that were substantially similar to those of the Fund. The Predecessor Fund did not follow the Calvert Principles and, accordingly, the performance of the Predecessor Fund may not be indicative of how the Fund may have performed.
Sector allocations within the Fund were the largest detractors from performance relative to the Index during the period. Overweight exposures to the health care and financials sectors, and an underweight exposure to the energy sector particularly weighed on relative returns. Although security selections overall contributed to relative returns, selections in the consumer discretionary and industrials sectors detracted from relative returns during the period.
In contrast, selections in the information technology, real estate, and communication services sectors contributed most to relative performance. An overweight exposure to the industrials sector, and an underweight exposure to the real estate sector further contributed to returns relative to the Index during the period.
On an individual stock basis, Agiliti, Inc. (Agiliti), which rents medical equipment to health care providers, detracted from relative performance during the period. Agiliti’s share price dropped after the company reduced its earnings projections. Agiliti’s profitable peak-need rental business declined as health care activity normalized after the pandemic. By period-end, the Fund sold the stock.
Chart Industries, Inc. (Chart), a service and equipment provider for cooling and liquifying gases, also detracted from relative returns during the period. Chart’s share price fell over concerns of a looming recession, and the amount of leverage involved in Chart’s acquisition of Howden, a U.K.-based manufacturer of gas-handling equipment. By period-end, the Fund sold the stock.
Shares of M&T Bank Corp. fell on widespread weakness in the financials sector triggered by the failure of multiple U.S. banks during the period, as well as fears over cash shortages, heightened bank capital levels, depositors seeking higher yields, and the negative effect of rising interest rates. By period-end, the Fund sold the stock.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Management's Discussion of Fund Performance† — continued

On the positive side, Fair Isaac Corp. (FICO), a data analytics company specializing in credit scoring, was a leading contributor to relative performance during the period. FICO’s share price rose after it announced better-than-expected 2022 fiscal year earnings. FICO was able to increase its prices because of a strong competitive position within its industry.
AZEK Co., Inc. (AZEK), a manufacturer of residential and commercial building products, was also a contributor to relative returns during the period. AZEK’s share price rose on improved housing industry trends and better-than-expected demand for its products.
Japan-based Sanwa Holdings Corp. (Sanwa) is a leading manufacturer of shutters, doors, and window units. Sanwa contributed to relative returns during the period. The company benefited from solid sales in the U.S., specifically within the non-residential building sector during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Performance

Portfolio Manager(s) Aidan M. Farrell of MSIM Fund Management (Ireland) Limited (MSIM FMIL); Michael D. McLean, CFA and J. Griffith Noble, CFA, each of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/04/2002	03/04/2002	13.46%	2.95%	5.74%
Class A with 5.25% Maximum Sales Charge	—	—	7.52	1.85	5.17
Class C at NAV	03/04/2002	03/04/2002	12.64	2.17	4.95
Class C with 1% Maximum Deferred Sales Charge	—	—	11.64	2.17	4.95
Class I at NAV	10/01/2009	03/04/2002	13.78	3.21	6.02

MSCI World Small Cap Index	—	—	14.00%	3.10%	6.29%

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I
Gross	1.80%	2.55%	1.55%
Net	1.31	2.06	1.06
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	9/30/2013	$16,254	N.A.
Class I, at minimum investment	$1,000,000	9/30/2013	$1,797,068	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
4

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Country Allocation (% of net assets)
United States	59.8%
Japan	11.7
United Kingdom	8.7
Italy	3.4
Australia	3.2
Canada	2.9
Sweden	2.6
Netherlands	2.0
Belgium	0.9
Norway	0.7
France	0.7
Germany	0.6
Austria	0.6
Switzerland	0.6
Spain	0.5
New Zealand	0.5
Singapore	0.3
Luxembourg	0.1
Total	99.8%
Top 10 Holdings (% of net assets)[1]
Chemed Corp.	1.9%
CBIZ, Inc.	1.8
Rentokil Initial PLC ADR	1.6
Selective Insurance Group, Inc.	1.6
Ryan Specialty Holdings, Inc.	1.6
Wyndham Hotels & Resorts, Inc.	1.6
AptarGroup, Inc.	1.5
Cooper Cos., Inc. (The)	1.5
RLI Corp.	1.4
Core & Main, Inc., Class A	1.4
Total	15.9%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI World Small Cap Index is an unmanaged index of small-cap equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after purchase. The average annual total returns listed for Class C reflect conversion to Class A shares after eight years. Prior to November 5, 2020, Class C shares automatically converted to Class A shares ten years after purchase.
Prior to August 7, 2015, the Fund’s investment adviser employed an investment objective and strategy of seeking to achieve long-term after-tax returns by investing in value stocks of small-cap companies. From August 7, 2015 until March 1, 2018, the Fund’s investment adviser employed an investment objective and strategy of seeking long-term, after-tax returns by investing in stocks of global small-cap companies. Effective March 1, 2018, the Fund changed its investment objective and strategy to no longer seek after-tax returns. Performance prior to March 1, 2018 reflects the Fund’s performance under its former investment objectives and policies.
Performance prior to September 16, 2023 is that of Eaton Vance Global Small-Cap Equity Fund (the Predecessor Fund). The Fund acquired the performance history of the Predecessor Fund as part of a reorganization that took place at the close of business on September 15, 2023. The Predecessor Fund did not follow the Calvert Principles for Responsible Investment and, accordingly, the performance of the Predecessor Fund may not be indicative of how the Fund may have performed.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 9/15/28. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Important Notice to Shareholders
At the close of business on September 15, 2023, the Fund acquired the net assets of Eaton Vance Global Small-Cap Equity Fund (the Predecessor Fund) pursuant to an Agreement and Plan of Reorganization approved by shareholders of the Predecessor Fund. The Fund was created to carry out the reorganization and has a substantially similar investment objective as the Predecessor Fund.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China,

6

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Endnotes and Additional Disclosures — continued

Hong Kong and Taiwan. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada.
7

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2023 to September 30, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/23)	Ending Account Value (9/30/23)	Expenses Paid During Period* (4/1/23 – 9/30/23)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$ 948.20	$ 6.59**	1.35%
Class C	$1,000.00	$ 944.90	$10.24 **	2.10%
Class I	$1,000.00	$ 949.70	$ 5.33**	1.09%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.30	$ 6.83**	1.35%
Class C	$1,000.00	$1,014.54	$10.61 **	2.10%
Class I	$1,000.00	$1,019.60	$ 5.52**	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2023.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
8

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Schedule of Investments

Common Stocks — 99.3%

Security	Shares	Value
Australia — 3.2%
BlueScope Steel, Ltd.	3,585	$ 44,395
carsales.com, Ltd.	17,909	320,828
Data#3, Ltd.	40,459	183,400
IGO, Ltd.	9,922	79,624
Steadfast Group, Ltd.	39,070	141,121
		$ 769,368
Austria — 0.6%
BAWAG Group AG(1)	2,959	$ 135,244
		$ 135,244
Belgium — 0.9%
Azelis Group NV	11,312	$ 223,300
		$ 223,300
Canada — 2.9%
Agnico Eagle Mines, Ltd.	1,052	$ 47,804
ATS Corp.(2)	6,407	273,120
Descartes Systems Group, Inc. (The)(2)	1,847	135,562
Granite Real Estate Investment Trust	2,428	128,850
Killam Apartment Real Estate Investment Trust	9,462	121,353
		$ 706,689
France — 0.7%
IPSOS S.A.	3,744	$ 172,001
		$ 172,001
Germany — 0.6%
Encavis AG(2)	8,990	$ 126,162
Schott Pharma AG & Co. KGaA(2)	532	17,796
		$ 143,958
Italy — 3.4%
Amplifon SpA	5,978	$ 176,955
BFF Bank SpA(1)	20,241	201,910
DiaSorin SpA	1,225	111,552
FinecoBank Banca Fineco SpA	9,122	110,150
MARR SpA	10,430	131,993
Moncler SpA	1,358	78,703
		$ 811,263
Japan — 11.7%
As One Corp.	3,861	$ 140,713
Asahi Intecc Co., Ltd.	6,064	108,718
BayCurrent Consulting, Inc.	6,137	204,502
Chiba Bank, Ltd. (The)	15,826	114,977
Cosmos Pharmaceutical Corp.	2,118	216,540
Fukuoka Financial Group, Inc.	5,594	133,846
Goldwin, Inc.	1,790	121,213
JMDC, Inc.	3,654	132,547
Security	Shares	Value
Japan (continued)
Kose Corp.	1,545	$ 111,985
Kyoritsu Maintenance Co., Ltd.	3,475	144,621
LaSalle Logiport REIT	134	128,475
Lion Corp.	13,185	130,038
Mitsubishi Research Institute, Inc.	3,716	120,313
Miura Co., Ltd.	6,863	137,926
Nihon M&A Center Holdings, Inc.	12,924	62,112
Sanwa Holdings Corp.	18,493	245,441
SUMCO Corp.	9,079	118,145
T Hasegawa Co., Ltd.	6,087	124,046
USS Co., Ltd.	11,555	191,020
Yamaha Corp.	4,277	116,812
		$ 2,803,990
Luxembourg — 0.1%
APERAM S.A.	805	$ 23,383
		$ 23,383
Netherlands — 2.0%
BE Semiconductor Industries NV	1,271	$ 124,312
Euronext NV(1)	1,793	124,719
IMCD NV	1,785	225,686
		$ 474,717
New Zealand — 0.5%
Spark New Zealand, Ltd.	42,977	$ 123,724
		$ 123,724
Norway — 0.7%
SmartCraft ASA(2)	63,599	$ 127,082
SpareBank 1 SR-Bank ASA	4,400	50,390
		$ 177,472
Singapore — 0.3%
Daiwa House Logistics Trust	194,482	$ 78,864
		$ 78,864
Spain — 0.5%
Inmobiliaria Colonial Socimi S.A.	21,951	$ 124,479
		$ 124,479
Sweden — 2.6%
AddTech AB, Class B	13,174	$ 210,248
Autoliv, Inc.	1,681	162,183
Boliden AB	1,325	38,023
Sdiptech AB, Class B(2)	10,363	209,310
		$ 619,764
Switzerland — 0.6%
Galenica AG(1)	1,791	$ 132,311
		$ 132,311

9
See Notes to Financial Statements.

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Schedule of Investments — continued

Security	Shares	Value
United Kingdom — 8.7%
Cranswick PLC	3,848	$ 166,260
Diploma PLC	6,173	225,361
DiscoverIE Group PLC	28,985	239,166
Games Workshop Group PLC	1,158	149,104
Greggs PLC	4,490	133,670
JTC PLC(1)	29,568	261,463
Rentokil Initial PLC ADR	10,691	396,101
Shaftesbury Capital PLC	88,611	123,773
SSP Group PLC(2)	45,178	111,495
Volution Group PLC	34,735	152,968
Wise PLC, Class A(2)	17,014	141,886
		$ 2,101,247
United States — 59.3%
AAON, Inc.	3,586	$ 203,936
Addus HomeCare Corp.(2)	992	84,509
Albany International Corp., Class A	1,960	169,109
Alliant Energy Corp.	5,064	245,351
Altair Engineering, Inc., Class A(2)	2,198	137,507
AptarGroup, Inc.	2,969	371,244
Atmus Filtration Technologies, Inc.(2)	2,725	56,816
AZEK Co., Inc. (The)(2)	9,153	272,210
Brunswick Corp.	1,299	102,621
Casey's General Stores, Inc.	1,056	286,725
CBIZ, Inc.(2)	8,557	444,108
Ceridian HCM Holding, Inc.(2)	1,829	124,098
Chemed Corp.	858	445,903
Clearwater Analytics Holdings, Inc., Class A(2)	7,803	150,910
CMS Energy Corp.	4,382	232,728
Commerce Bancshares, Inc.	4,920	236,062
Cooper Cos., Inc. (The)	1,160	368,892
Core & Main, Inc., Class A(2)	11,879	342,709
CubeSmart	5,991	228,437
Domino's Pizza, Inc.	839	317,805
Dorman Products, Inc.(2)	4,221	319,783
EastGroup Properties, Inc.	1,848	307,747
Envestnet, Inc.(2)	4,549	200,292
Envista Holdings Corp.(2)	8,073	225,075
Equity LifeStyle Properties, Inc.	5,227	333,012
Euronet Worldwide, Inc.(2)	1,853	147,091
Fair Isaac Corp.(2)	298	258,822
Generac Holdings, Inc.(2)	665	72,458
Graco, Inc.	3,539	257,922
Harley-Davidson, Inc.	4,772	157,762
Herc Holdings, Inc.	558	66,369
Hexcel Corp.	1,431	93,215
Janus International Group, Inc.(2)	5,413	57,919
Jazz Pharmaceuticals PLC(2)	1,486	192,348
Lancaster Colony Corp.	409	67,497
Landstar System, Inc.	761	134,651
LPL Financial Holdings, Inc.	1,022	242,878
Security	Shares	Value
United States (continued)
MarketAxess Holdings, Inc.	878	$ 187,576
Middleby Corp. (The)(2)	2,481	317,568
Neogen Corp.(2)	5,699	105,659
Neurocrine Biosciences, Inc.(2)	1,174	132,075
Nordson Corp.	849	189,471
NV5 Global, Inc.(2)	1,462	140,688
ONE Gas, Inc.	1,041	71,080
Papa John's International, Inc.	1,316	89,778
Performance Food Group Co.(2)	4,107	241,738
PowerSchool Holdings, Inc., Class A(2)	4,491	101,766
Premier, Inc., Class A	4,389	94,364
Progress Software Corp.	2,995	157,477
Quaker Chemical Corp.	1,457	233,120
R1 RCM, Inc.(2)	15,494	233,495
Rexford Industrial Realty, Inc.	6,293	310,560
RH (2)	207	54,723
RLI Corp.	2,532	344,074
Ryan Specialty Holdings, Inc.(2)	7,807	377,859
Selective Insurance Group, Inc.	3,788	390,808
Simply Good Foods Co. (The)(2)	2,842	98,106
SouthState Corp.	3,186	214,609
SPS Commerce, Inc.(2)	856	146,042
Teleflex, Inc.	1,220	239,620
Texas Roadhouse, Inc.	1,039	99,848
Tradeweb Markets, Inc., Class A	3,552	284,870
Tyler Technologies, Inc.(2)	484	186,892
Visteon Corp.(2)	634	87,536
W.R. Berkley Corp.	4,872	309,323
White Mountains Insurance Group, Ltd.	186	278,198
Woodward, Inc.	1,781	221,307
Wyndham Hotels & Resorts, Inc.	5,396	375,238
		$14,271,989
Total Common Stocks (identified cost $21,404,405)		$23,893,763

Short-Term Investments — 0.5%

Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(3)	119,406	$ 119,406
Total Short-Term Investments (identified cost $119,406)		$ 119,406

Total Investments — 99.8% (identified cost $21,523,811)	$24,013,169
Other Assets, Less Liabilities — 0.2%	$ 51,872
Net Assets — 100.0%	$24,065,041

10
See Notes to Financial Statements.

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Schedule of Investments — continued

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2023, the aggregate value of these securities is $855,647 or 3.6% of the Fund's net assets.
(2)	Non-income producing security.
(3)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2023.
At September 30, 2023, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Industrials	24.6%
Financials	18.4
Health Care	12.2
Consumer Discretionary	11.9
Information Technology	8.9
Real Estate	7.9
Consumer Staples	6.0
Materials	4.0
Utilities	2.8
Communication Services	2.6
Total	99.3%

Abbreviations:
ADR	– American Depositary Receipt

11
See Notes to Financial Statements.

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Statement of Assets and Liabilities

September 30, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $21,404,405)	$ 23,893,763
Investments in securities of affiliated issuers, at value (identified cost $119,406)	119,406
Cash denominated in foreign currency, at value (cost $28,421)	28,329
Receivable for investments sold	14,698
Receivable for capital shares sold	16,735
Dividends and interest receivable	49,233
Dividends receivable - affiliated	243
Tax reclaims receivable	9,616
Receivable from affiliates	33,838
Prepaid expenses	55,516
Total assets	$24,221,377
Liabilities
Due to custodian	$ 836
Payable for investments purchased	60,586
Payable for capital shares redeemed	298
Payable to affiliates:
Investment advisory fee	18,351
Administrative fee	1,073
Distribution and service fees	4,097
Sub-transfer agency fee	3,682
Accrued expenses	67,413
Total liabilities	$ 156,336
Net Assets	$24,065,041
Sources of Net Assets
Paid-in capital	$ 22,002,435
Distributable earnings	2,062,606
Net Assets	$24,065,041
Class A Shares
Net Assets	$ 15,815,586
Shares Outstanding	1,252,089
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 12.63
Maximum Offering Price Per Share (100 ÷ 94.75 of net asset value per share)	$ 13.33
Class C Shares
Net Assets	$ 826,506
Shares Outstanding	96,315
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 8.58
12
See Notes to Financial Statements.

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Statement of Assets and Liabilities — continued

September 30, 2023
Class I Shares
Net Assets	$ 7,422,949
Shares Outstanding	561,005
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 13.23

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
13
See Notes to Financial Statements.

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Statements of Operations

	Eleven Months Ended September 30, 2023	Year Ended October 31, 2022
Investment Income
Dividend income (net of foreign taxes withheld of $21,016 and $24,253, respectively)	$ 429,777	$ 448,694
Dividend income - affiliated issuers	18,343	2,707
Total investment income	$ 448,120	$ 451,401
Expenses
Investment advisory fee	$ 180,468	$ 243,371
Administrative fee	35,826	48,674
Distribution and service fees:
Class A	41,045	56,621
Class C	9,043	15,656
Trustees' fees and expenses	1,979	2,494
Custodian fees	28,311	44,928
Transfer agency fees and expenses	44,999	52,950
Professional fees	38,881	48,202
Registration fees	38,530	49,652
Reports to shareholders	11,994	6,653
Miscellaneous	13,313	16,166
Total expenses	$ 444,389	$ 585,367
Waiver and/or reimbursement of expenses by affiliates	$ (130,059)	$ (156,487)
Net expenses	$ 314,330	$ 428,880
Net investment income	$ 133,790	$ 22,521
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (214,253)	$ 909,120
Investment securities - affiliated issuers	—	11
Foreign currency transactions	(2,886)	(5,996)
Net realized gain (loss)	$ (217,139)	$ 903,135
Change in unrealized appreciation (depreciation):
Investment securities	$ 1,246,525	$ (9,465,824)
Foreign currency	1,437	(1,778)
Net change in unrealized appreciation (depreciation)	$1,247,962	$(9,467,602)
Net realized and unrealized gain (loss)	$1,030,823	$(8,564,467)
Net increase (decrease) in net assets from operations	$1,164,613	$(8,541,946)

Financial information from November 1, 2021 through the close of business on September 15, 2023 is for the Eaton Vance Global Small-Cap Equity Fund, which was reorganized into the Calvert Global Small-Cap Equity Fund as of the close of business on September 15, 2023. The Eaton Vance Global Small-Cap Equity Fund had a fiscal year-end of October 31. See Notes 1 and 9 to Financial Statements.
14
See Notes to Financial Statements.

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Statements of Changes in Net Assets

	Eleven Months Ended September 30, 2023	Year Ended October 31,
		2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 133,790	$ 22,521	$ 509
Net realized gain (loss)	(217,139)	903,135	6,622,948
Net change in unrealized appreciation (depreciation)	1,247,962	(9,467,602)	4,940,611
Net increase (decrease) in net assets from operations	$ 1,164,613	$ (8,541,946)	$11,564,068
Distributions to shareholders:
Class A	$ (693,690)	$ (3,839,738)	$ (250,535)
Class C	(54,512)	(351,503)	(23,929)
Class I	(238,228)	(1,563,078)	(127,427)
Total distributions to shareholders	$ (986,430)	$ (5,754,319)	$ (401,891)
Capital share transactions:
Class A	$ (2,408,034)	$ (479,340)	$ (221,589)
Class C	(254,677)	(144,215)	(776,713)
Class I	1,689,181	(2,389,961)	286,473
Net decrease in net assets from capital share transactions	$ (973,530)	$ (3,013,516)	$ (711,829)
Net increase (decrease) in net assets	$ (795,347)	$(17,309,781)	$10,450,348
Net Assets
At beginning of period	$ 24,860,388	$ 42,170,169	$ 31,719,821
At end of period	$24,065,041	$ 24,860,388	$42,170,169

Financial information from November 1, 2020 through the close of business on September 15, 2023 is for the Eaton Vance Global Small-Cap Equity Fund, which was reorganized into the Calvert Global Small-Cap Equity Fund as of the close of business on September 15, 2023. The Eaton Vance Global Small-Cap Equity
Fund had a fiscal year-end of October 31. See Notes 1 and 9 to Financial Statements.
15
See Notes to Financial Statements.

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Financial Highlights

	Class A
	Eleven Months Ended September 30, 2023	Year Ended October 31,
		2022	2021	2020	2019	2018
Net asset value — Beginning of period	$ 12.55	$ 18.82	$ 13.99	$ 14.05	$ 13.77	$ 14.01
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.06	$ 0.01	$ (0.01)	$ —(2)	$ 0.05	$ —
Net realized and unrealized gain (loss)	0.52	(3.70)	5.00	0.44	1.38	0.13
Total income (loss) from operations	$ 0.58	$ (3.69)	$ 4.99	$ 0.44	$ 1.43	$ 0.13
Less Distributions
From net investment income	$ (0.02)	$ (0.03)	$ (0.01)	$ (0.07)	$ (0.03)	$ (0.07)
From net realized gain	(0.48)	(2.55)	(0.15)	(0.43)	(1.12)	(0.30)
Total distributions	$ (0.50)	$ (2.58)	$ (0.16)	$ (0.50)	$ (1.15)	$ (0.37)
Net asset value — End of period	$ 12.63	$ 12.55	$ 18.82	$ 13.99	$ 14.05	$ 13.77
Total Return(3)	4.69% (4)	(22.54)%	35.88%	2.98%	12.20%	0.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,816	$17,980	$28,269	$21,164	$24,111	$22,341
Ratios (as a percentage of average daily net assets):(5)(6)
Total expenses	1.89% (7)	1.83%	1.65%	1.83%	1.93%	1.98%
Net expenses	1.35% (7)(8)	1.35% (8)	1.35%	1.35%	1.35%	1.36%
Net investment income (loss)	0.51% (7)	0.05%	(0.04)%	0.00% (9)	0.34%	0.01%
Portfolio Turnover of the Portfolio(10)	—	—	—	—	—	11%(4)
Portfolio Turnover of the Fund	47% (4)	45%	58%	51%	50%	41% (4)(11)

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(6)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(7)	Annualized.
(8)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the eleven months ended September 30, 2023 and year ended October 31, 2022).
(9)	Amount is less than 0.005%.
(10)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(11)	For the period from January 22, 2018 through October 31, 2018 when the Fund was making investments directly in securities.
References to Portfolio herein are to Tax-Managed Global Small-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on January 19, 2018 and which had the same investment objective and policies as the Fund during such period.
Financial information from November 1, 2017 through the close of business on September 15, 2023 is for the Eaton Vance Global Small-Cap Equity Fund, which was reorganized into the Calvert Global Small-Cap Equity Fund as of the close of business on September 15, 2023. The Eaton Vance Global Small-Cap Equity Fund had a fiscal year-end of October 31. See Notes 1 and 9 to Financial Statements.
16
See Notes to Financial Statements.

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Financial Highlights — continued

	Class C
	Eleven Months Ended September 30, 2023	Year Ended October 31,
		2022	2021	2020	2019	2018
Net asset value — Beginning of period	$ 8.72	$ 13.87	$ 10.42	$ 10.59	$ 10.69	$ 10.97
Income (Loss) From Operations
Net investment loss(1)	$ (0.02)	$ (0.07)	$ (0.10)	$ (0.08)	$ (0.05)	$ (0.08)
Net realized and unrealized gain (loss)	0.36	(2.60)	3.71	0.34	1.03	0.10
Total income (loss) from operations	$ 0.34	$ (2.67)	$ 3.61	$ 0.26	$ 0.98	$ 0.02
Less Distributions
From net realized gain	$ (0.48)	$ (2.48)	$ (0.16)	$ (0.43)	$ (1.08)	$ (0.30)
Total distributions	$(0.48)	$ (2.48)	$ (0.16)	$ (0.43)	$ (1.08)	$ (0.30)
Net asset value — End of period	$ 8.58	$ 8.72	$13.87	$10.42	$10.59	$10.69
Total Return(2)	3.98% (3)	(23.12)%	34.86%	2.25%	11.32%	0.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 827	$ 1,081	$ 1,995	$ 2,202	$ 3,227	$ 8,988
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses	2.64% (6)	2.58%	2.40%	2.58%	2.68%	2.73%
Net expenses	2.10% (6)(7)	2.10% (7)	2.10%	2.10%	2.10%	2.11%
Net investment loss	(0.24)% (6)	(0.70)%	(0.79)%	(0.75)%	(0.45)%	(0.76)%
Portfolio Turnover of the Portfolio(8)	—	—	—	—	—	11%(3)
Portfolio Turnover of the Fund	47% (3)	45%	58%	51%	50%	41% (3)(9)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Not annualized.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the eleven months ended September 30, 2023 and year ended October 31, 2022).
(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(9)	For the period from January 22, 2018 through October 31, 2018 when the Fund was making investments directly in securities.
References to Portfolio herein are to Tax-Managed Global Small-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on January 19, 2018 and which had the same investment objective and policies as the Fund during such period.
Financial information from November 1, 2017 through the close of business on September 15, 2023 is for the Eaton Vance Global Small-Cap Equity Fund, which was reorganized into the Calvert Global Small-Cap Equity Fund as of the close of business on September 15, 2023. The Eaton Vance Global Small-Cap Equity Fund had a fiscal year-end of October 31. See Notes 1 and 9 to Financial Statements.
17
See Notes to Financial Statements.

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Financial Highlights — continued

	Class I
	Eleven Months Ended September 30, 2023	Year Ended October 31,
		2022	2021	2020	2019	2018
Net asset value — Beginning of period	$ 13.13	$ 19.57	$ 14.53	$ 14.58	$ 14.24	$ 14.48
Income (Loss) From Operations
Net investment income(1)	$ 0.10	$ 0.04	$ 0.04	$ 0.03	$ 0.08	$ 0.04
Net realized and unrealized gain (loss)	0.54	(3.86)	5.20	0.45	1.44	0.12
Total income (loss) from operations	$ 0.64	$ (3.82)	$ 5.24	$ 0.48	$ 1.52	$ 0.16
Less Distributions
From net investment income	$ (0.06)	$ (0.08)	$ (0.04)	$ (0.11)	$ (0.06)	$ (0.11)
From net realized gain	(0.48)	(2.54)	(0.16)	(0.42)	(1.12)	(0.29)
Total distributions	$ (0.54)	$ (2.62)	$ (0.20)	$ (0.53)	$ (1.18)	$ (0.40)
Net asset value — End of period	$13.23	$ 13.13	$ 19.57	$14.53	$14.58	$14.24
Total Return(2)	4.94% (3)	(22.34)%	36.28%	3.18%	12.51%	1.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 7,423	$ 5,800	$11,906	$ 8,354	$ 9,273	$ 9,078
Ratios (as a percentage of average daily net assets):(4)(5)
Total expenses	1.64% (6)	1.58%	1.40%	1.58%	1.68%	1.73%
Net expenses	1.09% (6)(7)	1.10% (7)	1.10%	1.10%	1.10%	1.11%
Net investment income	0.76% (6)	0.27%	0.21%	0.24%	0.57%	0.27%
Portfolio Turnover of the Portfolio(8)	—	—	—	—	—	11%(3)
Portfolio Turnover of the Fund	47% (3)	45%	58%	51%	50%	41% (3)(9)

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Not annualized.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the eleven months ended September 30, 2023 and year ended October 31, 2022).
(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(9)	For the period from January 22, 2018 through October 31, 2018 when the Fund was making investments directly in securities.
References to Portfolio herein are to Tax-Managed Global Small-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on January 19, 2018 and which had the same investment objective and policies as the Fund during such period.
Financial information from November 1, 2017 through the close of business on September 15, 2023 is for the Eaton Vance Global Small-Cap Equity Fund, which was reorganized into the Calvert Global Small-Cap Equity Fund as of the close of business on September 15, 2023. The Eaton Vance Global Small-Cap Equity Fund had a fiscal year-end of October 31. See Notes 1 and 9 to Financial Statements.
18
See Notes to Financial Statements.

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert Global Small-Cap Equity Fund (the Fund) is a diversified series of Calvert Management Series (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek long-term total return. The Fund is the accounting successor to the Eaton Vance Global Small-Cap Equity Fund (the “Predecessor Fund”) pursuant to a reorganization (the “Reorganization”) that took place at the close of business on September 15, 2023 (see Note 9). The Fund also inherited the Predecessor Fund's historical performance. The Predecessor Fund was managed using investment policies, objectives, guidelines and restrictions that were substantially similar to those of the Fund. The Fund had no investment operations prior to the Reorganization. Financial information included for periods prior to the Reorganization is that of the Predecessor Fund.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 1.00% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective November 5, 2020, Class C shares automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
19

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 769,368	$ —	$ 769,368
Austria	—	135,244	—	135,244
Belgium	—	223,300	—	223,300
Canada	706,689	—	—	706,689
France	—	172,001	—	172,001
Germany	17,796	126,162	—	143,958
Italy	—	811,263	—	811,263
Japan	—	2,803,990	—	2,803,990
Luxembourg	—	23,383	—	23,383
Netherlands	—	474,717	—	474,717
New Zealand	—	123,724	—	123,724
Norway	—	177,472	—	177,472
Singapore	—	78,864	—	78,864
Spain	—	124,479	—	124,479
Sweden	162,183	457,581	—	619,764
Switzerland	—	132,311	—	132,311
United Kingdom	396,101	1,705,146	—	2,101,247
United States	14,271,989	—	—	14,271,989
Total Common Stocks	$15,554,758	$8,339,005 (1)	$ —	$23,893,763
Short-Term Investments	$ 119,406	$ —	$ —	$ 119,406
Total Investments	$15,674,164	$8,339,005	$ —	$24,013,169

(1)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares.
20

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Notes to Financial Statements — continued

Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G  Indemnifications— Under the Trust’s organizational document, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and provides that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders or former shareholders. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
Pursuant to an advisory agreement, effective after the close of business on September 15, 2023, between the Fund and Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, the Fund pays CRM a fee as compensation for investment advisory services provided to the Fund. The fee is computed at an annual rate as a percentage of the Fund’s average daily net assets as follows and is payable monthly:
Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.750%
$500 million but less than $1 billion	0.725%
$1 billion but less than $2.5 billion	0.700%
$2.5 billion but less than $5 billion	0.680%
$5 billion and over	0.665%
Pursuant to an advisory agreement between the Predecessor Fund and Boston Management and Research (BMR), an indirect, wholly-owned subsidiary of Morgan Stanley and affiliate of CRM, in effect prior to the Reorganization, the fee was computed at an annual rate as a percentage of the Fund’s average daily net assets as presented in the table above.
For the eleven months ended September 30, 2023 and the year ended October 31, 2022, the investment advisory fee amounted to $180,468 and $243,371, respectively, or 0.75% (annualized) and 0.75%, respectively, of the Fund’s average daily net assets.
Effective after the close of business on September 15, 2023, pursuant to an investment sub-advisory agreement, CRM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of CRM and an indirect, wholly-owned subsidiary of Morgan Stanley. EVAIL uses the portfolio management, research and other resources of its affiliate, MSIM Fund Management (Ireland) Limited (MSIM FMIL) to render investment advisory services to the Fund. MSIM FMIL has entered into a Memorandum of Understanding with EVAIL pursuant to which MSIM FMIL is considered a participating affiliate of the sub-adviser as that term is used in relief granted by the staff of the U.S. Securities and Exchange Commission allowing U.S. registered investment advisers to use portfolio management or research resources of unregistered advisory affiliates subject to the supervision of a U.S. registered adviser. CRM pays EVAIL a portion of its investment advisory fee for sub-advisory services provided to the Fund.  Prior to the Reorganization, pursuant to an investment sub-advisory agreement, BMR delegated the investment management of the Fund to EVAIL and paid EVAIL a portion of its investment advisory fee for sub-advisory services.
21

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Notes to Financial Statements — continued

The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the eleven months ended September 30, 2023 and the year ended October 31, 2022, the investment advisory fee paid was reduced by $543 and $189, respectively, relating to the Fund’s investment in the Liquidity Fund.
Effective after the close of business on September 15, 2023, CRM and EVAIL have agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (related to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 1.31%, 2.06% and 1.06% for Class A, Class C and Class I, respectively, of such class’s average daily net assets.  This expense reimbursement will remain in effect for a five-year period from September 15, 2023, the closing date of the Reorganization. Prior to the Reorganization, Eaton Vance Management (EVM), an affiliate of CRM and BMR and an indirect, wholly-owned subsidiary of Morgan Stanley, had agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (related to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceeded 1.35%, 2.10% and 1.10% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. Pursuant to these agreements, CRM and EVAIL or EVM waived or reimbursed expenses in total of $129,516 and $156,298 for the eleven months ended September 30, 2023 and the year ended October 31, 2022, respectively.
Effective after the close of business on September 15, 2023, the administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C and Class I and is payable monthly. Prior to the Reorganization, the administrative fee was earned by EVM at an annual rate of 0.15% of the Fund’s average daily net assets. For the eleven months ended September 30, 2023 and the year ended October 31, 2022, the administrative fee amounted to $35,826 and $48,674, respectively.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the eleven months ended September 30, 2023 amounted to $41,045 and $9,043 for Class A shares and Class C shares, respectively. Distribution and service fees paid or accrued for the year ended October 31, 2022 amounted to $56,621 and $15,656 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $184 and $907 as its portion of the sales charge on sales of Class A shares for the eleven months ended September 30, 2023 and the year ended October 31, 2022, respectively. The Fund was also informed that EVD received $25 of contingent deferred sales charges (CDSC) paid by Class C shareholders and no CDSC paid by Class A shareholders for the same periods.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the eleven months ended September 30, 2023 and the year ended October 31, 2022, sub-transfer agency fees and expenses incurred to EVM amounted to $12,817 and $14,547, respectively, and are included in transfer agency fees and expenses on the Statements of Operations.
Each Trustee of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000, an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 annual fee, Committee chairs receive an additional $15,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Trustees may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Trustees. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Trustees’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Trustees of the Fund who are employees of CRM or its affiliates are paid by CRM. Trustees and officers of the Predecessor Fund who were members of EVM’s or BMR’s organizations received remuneration for their services out of the investment advisory fee.
3  Investment Activity
During the eleven months ended September 30, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $12,279,421 and $14,146,534, respectively.
22

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Notes to Financial Statements — continued

4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the eleven months ended September 30, 2023 and the years ended October 31, 2022 and October 31, 2021 was as follows:
	Eleven Months Ended September 30, 2023	Year Ended October 31,
		2022	2021
Ordinary income	$ 48,909	$1,505,681	$ 34,402
Long-term capital gains	$937,521	$4,248,638	$367,489
During the eleven months ended September 30, 2023, distributable earnings was decreased by $13,795 and paid-in capital was increased by $13,795 due to the Fund's use of equalization accounting and differences between book and tax accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.
These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 193,757
Deferred capital losses	(399,507)
Net unrealized appreciation	2,268,356
Distributable earnings	$2,062,606
During the eleven months ended September 30, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $399,507 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2023, $399,507 are short-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$21,744,830
Gross unrealized appreciation	$ 3,940,916
Gross unrealized depreciation	(1,672,577)
Net unrealized appreciation	$ 2,268,339
5  Line of Credit
Prior to the Reorganization, the Fund participated with other portfolios and funds managed by EVM and its affiliates in a $725 million unsecured revolving line of credit agreement with a group of banks. Borrowings were made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest was charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit was allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2022, an arrangement fee totaling $150,000 was incurred that was allocated to the participating portfolios and funds. The Fund did not have any significant borrowings or allocated fees during the eleven months ended September 30, 2023 and the year ended October 31, 2022.
Effective October 24, 2023, the Fund participates with other portfolios and funds managed by CRM and its affiliates in a $650 million unsecured revolving line of credit agreement with a group of banks, expiring October 22, 2024. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
23

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Notes to Financial Statements — continued

6  Affiliated Investments
At September 30, 2023, the value of the Fund’s investment in funds that may be deemed to be affiliated was $119,406, which represents 0.5% of the Fund’s net assets. Transactions in such investments by the Fund for the eleven months ended September 30, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$273,997	$8,594,483	$(8,749,074)	$ —	$ —	$119,406	$18,343	119,406
7  Capital Shares
The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes.
Transactions in capital shares, including direct exchanges pursuant to share class conversions, were as follows:
	Eleven Months Ended September 30, 2023		Year Ended October 31, 2022		Year Ended October 31, 2021
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	74,948	$ 995,709	77,477	$ 1,127,641	163,318	$ 2,800,707
Reinvestment of distributions	52,006	628,387	222,819	3,549,501	14,246	231,789
Shares redeemed	(307,839)	(4,032,130)	(369,251)	(5,156,482)	(188,839)	(3,254,085)
Net decrease	(180,885)	$(2,408,034)	(68,955)	$ (479,340)	(11,275)	$ (221,589)
Class C
Shares sold	3,398	$ 30,848	9,484	$ 99,315	34,300	$ 460,944
Reinvestment of distributions	6,452	54,455	31,457	350,428	1,973	23,815
Shares redeemed	(37,519)	(339,980)	(60,810)	(593,958)	(103,777)	(1,261,472)
Net decrease	(27,669)	$ (254,677)	(19,869)	$ (144,215)	(67,504)	$ (776,713)
Class I
Shares sold	377,921	$ 5,238,326	90,384	$ 1,364,487	251,927	$ 4,416,545
Reinvestment of distributions	17,826	230,131	92,437	1,537,221	7,454	125,831
Shares redeemed	(276,551)	(3,779,276)	(349,307)	(5,291,669)	(225,854)	(4,255,903)
Net increase (decrease)	119,196	$ 1,689,181	(166,486)	$(2,389,961)	33,527	$ 286,473
8  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
24

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Notes to Financial Statements — continued

9  Reorganization
At the close of business on September 15, 2023, the Fund acquired the net assets of the Predecessor Fund pursuant to an Agreement and Plan of Reorganization approved by shareholders of the Predecessor Fund.
The Reorganization was accomplished by a tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate shares and net asset value in the corresponding classes of the Fund as noted below:
	Shares Issued	Net Assets
Class A	1,252,158	$16,397,376
Class C	97,244	$865,314
Class I	747,837	$10,256,312

The historical cost basis of the assets of the Predecessor Fund as of the date of the Reorganization were carried forward to the cost basis of the assets of the Fund.
25

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Calvert Management Series and Shareholders of Calvert Global Small-Cap Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert Global Small-Cap Equity Fund (formerly, Eaton Vance Global Small-Cap Equity Fund) (the "Fund") (one of the funds constituting Calvert Management Series), including the schedule of investments, as of September 30, 2023, the related statements of operations for the period from November 1, 2022 to September 30, 2023 and for the year ended October 31, 2022, the statements of changes in net assets for the period from November 1, 2022 to September 30, 2023 and for each of two years in the period ended October 31, 2022, the financial highlights for the period from November 1, 2022 to September 30, 2023 and for each of the five years in the period ended October 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations for the period from November 1, 2022 to September 30, 2023 and for the year ended October 31, 2022, the changes in its net assets for the period from November 1, 2022 to September 30, 2023 and for each of two years in the period ended October 31, 2022, and the financial highlights for the period from November 1, 2022 to September 30, 2023 and for each of the five years in the period ended October 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
November 22, 2023
We have served as the auditor of one or more Calvert investment companies since 2021.
26

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.
Qualified Dividend Income. For the period ended September 30, 2023, the Fund designates approximately $399,200, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2023 ordinary income dividends, 86.26% qualifies for the corporate dividends received deduction.
27

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Board of Trustees' Contract Approval

Overview of the Contract Review Process
At a meeting of the Board of Trustees (the “Board”) of Calvert Management Series (“CMS”), held on December 6, 2022, the Board, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), voted to approve an Investment Advisory Agreement (the “Advisory Agreement”) between CMS and Calvert Research and Management (“CRM” or the “Adviser”) and an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between CRM and Eaton Vance Advisers International Ltd. (“EVAIL” or the “Sub-Adviser”), an affiliate of CRM, each with respect to the Calvert Global Small-Cap Equity Fund (the “Fund”).
In evaluating the Advisory Agreement and Sub-Advisory Agreement for the Fund, the Board considered a variety of information relating to the Fund and its proposed service providers, including the Adviser and the Sub-Adviser. At the December meeting, the Independent Trustees reviewed certain materials and information prepared by the Adviser regarding various services to be provided to the Fund by the Adviser, the Sub-Adviser and their affiliates. Such report included, among other data, information regarding the Adviser’s and Sub-Adviser’s personnel, descriptions of the investment strategies and investment process the Sub-Adviser proposed to use in managing the Fund, descriptions of the qualifications, education and experience of the investment professionals who would manage the Fund, and the Adviser’s estimated revenue and cost of providing services to the Fund.
The Independent Trustees were separately represented by independent legal counsel with respect to their consideration of the approval of the Advisory Agreement and the Sub-Advisory Agreement for the Fund. Prior to voting, the Independent Trustees reviewed the Advisory Agreement and Sub-Advisory Agreement with management and also met in a private session with their counsel at which time no representatives of management were present.
The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, the Sub-Advisory Agreement and the weight to be given to each such factor. The Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board, including the Independent Trustees, concluded that the approval of the Advisory Agreement and the Sub-Advisory Agreement, including the proposed fees payable under each agreement, is in the best interests of the Fund’s shareholders. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the Advisory Agreement and the Sub-Advisory Agreement of the Fund.
Nature, Extent and Quality of Services
In considering the nature, extent and quality of the services to be provided by the Adviser and Sub-Adviser under the Advisory Agreement and the Sub-Advisory Agreement, respectively, the Board reviewed information relating to the Adviser’s and Sub-Adviser’s operations and personnel, including, among other information, biographical information on the Sub-Adviser’s investment personnel and descriptions of the Adviser’s organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Adviser and Sub-Adviser as well as the Board’s familiarity with management through Board meetings, discussions and other reports. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-Adviser and the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. With respect to the Sub-Adviser, the Board took into account the resources available to the Sub-Adviser in fulfilling its duties under the Sub-Advisory Agreement and the Sub-Adviser’s experience in managing the Eaton Vance Global Small-Cap Equity Fund (the “Predecessor Fund”), which was proposed to be reorganized into the Fund, subject to the approval of the Predecessor Fund’s shareholders (the “Reorganization”). The Board also noted that it reviewed on a quarterly basis information regarding the Adviser’s and Sub-Adviser’s compliance with applicable policies and procedures, including those related to personal investing. The Board took into account, among other items, periodic reports received from the Adviser over the past year concerning the Adviser’s ongoing review and enhancement of certain processes, policies and procedures of the Calvert Funds and the Adviser. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser and the Sub-Adviser under the Advisory Agreement and the Sub-Advisory Agreement, respectively.
Fund Performance
In considering the Fund’s performance, the Board took into account the investment performance of the Predecessor Fund. The Trustees noted the Fund’s proposed investment objective and investment strategies would be the same as those of the Predecessor Fund, except that the Fund would be subject to the Calvert Principles for Responsible Investment. The Board also took into consideration that the current portfolio managers for the Predecessor Fund would continue to manage the Fund following the Reorganization. Based upon its review, the Board concluded that the Adviser and Sub-Adviser are qualified to manage the Fund’s assets in accordance with the Fund’s proposed investment objective and strategies and that the Sub-Adviser’s proposed investment strategies are appropriate for pursuing the Fund’s proposed investment objective.
Management Fees and Expenses
In considering the Fund’s proposed fees and expenses, the Board considered certain comparative fee and expense data provided by the Adviser. The data indicated that the Fund’s proposed advisory and administrative fees (after taking into account waivers and reimbursements) (referred to collectively, as “management fees”) were slightly higher than the average and median annual management fees of its expected Morningstar category. The data also indicated that the Fund’s estimated total expenses (net of waivers and reimbursements) for Class A shares were slightly higher and lower, respectively, than
28

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Board of Trustees' Contract Approval — continued

the average and median total expenses of its expected Morningstar category. The Board also took into account that the Adviser had contractually agreed to limit the Fund’s annual operating expenses for five years from the closing of the Reorganization. Based upon its review, the Board concluded that the proposed management and sub-advisory fees were reasonable in view of the nature, extent and quality of services to be provided by the Adviser and the Sub-Adviser, respectively.
Profitability and Other “Fall-Out” Benefits
The Board reviewed the Adviser’s estimated profitability in regard to the Fund at various asset levels. In reviewing the estimated profitability of the Fund to the Adviser, the Board also considered the fact that the Adviser and its affiliates, including the Sub-Adviser, would provide sub-advisory, sub-transfer agency support, administrative and distribution services to the Fund for which they would receive compensation. The Board also considered that the Adviser and its affiliates, including the Sub-Adviser, would likely derive benefits to their reputation and other indirect benefits from their relationships with the Fund. Because the Adviser would pay the Sub-Adviser’s sub-advisory fee out of its advisory fee, the profitability of the Fund to the Sub-Adviser was not a material factor in the Board’s deliberations concerning the approval of the Sub-Advisory Agreement. Based upon its review, the Board concluded that the estimated level of profitability of the Adviser and its affiliates, including the Sub-Adviser, from their relationships with the Fund was reasonable.
Economies of Scale
The Board considered the effect of the Fund’s potential growth on its performance and expenses. The Board noted that the proposed advisory fee contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund’s assets increased. Because the Adviser would pay the Sub-Adviser’s sub-advisory fee out of its advisory fee, the Board did not consider the potential economies of scale from the Sub-Adviser’s management of the Fund to be a material factor in the Board’s deliberations concerning the approval of the Sub-Advisory Agreement. However, the Board noted that the proposed sub-advisory fee contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the Fund’s assets increased. The Board also noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
29

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
30

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Management and Organization

Fund Management. The Trustees of Calvert Management Series (the Trust) are responsible for the overall management and supervision of the affairs of the Trust. The Board members and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund's current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Trustee oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Theodore H. Eliopoulos(1) 1964	Trustee and President	Since 2022	President and Chief Executive Officer of CRM and senior sponsor of Morgan Stanley Investment Management’s (MSIM) Diversity Council. Formerly, Vice Chairman & Head of Strategic Partnerships at MSIM (2019-2022). Former Chief Investment Officer and interim Chief Investment Officer (2014-2018) and Senior Investment Officer of Real Estate and Real Assets at California Public Employees’ Retirement System (CalPERS) (2007-2014). Former Chief Deputy Treasurer and Deputy Treasurer at the California State Treasurer's Office (2002-2006). Mr. Eliopoulos is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. The Robert Toigo Foundation; Pacific Pension & Investment Institute (PPI).
Noninterested Trustees
Richard L. Baird, Jr.(2) 1948	Trustee	Since 2005	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
Other Directorships. None.
Alice Gresham Bullock 1950	Chair and Trustee	Since 2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Trustee	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(3) 1958	Trustee	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
John G. Guffey, Jr.(2) 1948	Trustee	Since 1992	President of Aurora Press Inc., a privately held publisher of trade paperbacks
(since January 1997).
Other Directorships. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Trustee	Since 2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram) (November 1999 - September 2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Trustee	Since 2005	Attorney. Other Directorships. Palm Management Corporation.
31

Calvert
Global Small-Cap Equity Fund
September 30, 2023
Management and Organization — continued

Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Eddie Ramos(3) 1967	Trustee	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management).
Anthony A. Williams 1951	Trustee	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Trust Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Eliopoulos is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Effective December 31, 2023, Richard L. Baird, Jr. and John G. Guffey, Jr. will retire from the Board of Trustees.
(3) Ms. Fang and Mr. Ramos began serving as Trustees effective October 30, 2023.
The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
32

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

33

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
34

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
35

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Investment Sub-Adviser
Eaton Vance Advisers International Ltd.
125 Old Broad Street
London, EC2N 1AR
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
1300     9.30.23

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that Miles D. Harper III, an “independent” Trustee serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The various Series comprising the Trust have differing fiscal year ends (September 30 and December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by its principal accountant for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/21	%*	9/30/22	%*	12/31/22	%*	9/30/23	%*
Audit Fees	$53,000	0%	$33,000	0%	$75,000	0%	$96,800	0%
Audit-Related Fees(1)	$0	0%	$0	0%	$0	0%	$0	0%
Tax Fees(2)	$9,900	0%	$0	0%	$0	0%	$0	0%
All Other Fees(3)	$0	0%	$0	0%	$0	0%	$0	0%

Total	$62,900	0%	$33,000	0%	$75,000	0%	$96,800	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of each Series.

Fiscal Year ended 12/31/21		Fiscal Year ended 9/30/22		Fiscal Year ended 12/31/22		Fiscal Year ended 9/30/23
$	%*	$	%*	$	%*	$	%*
$9,900	0%	$0	0%	$0	0%	$0	0%
*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT MANAGEMENT SERIES

By:	/s/ Theodore H. Eliopoulos
Theodore H. Eliopoulos
President

Date:	November 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 22, 2023

By:	/s/ Theodore H. Eliopoulos
Theodore H. Eliopoulos
President

Date:	November 22, 2023